Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24AM

NINETY-FIRST AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Ninety-First Amendment (this “CD Addendum”) is made by and between CSG Systems, Inc. (“CSG”), and Time Warner Cable Inc. (“TWC”).  This CD Addendum is made and entered into as of the date last signed below and is effective as of September 17, 2013 (the “CD Addendum Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to describe the terms and conditions under which CSG will make available certain specialized products and related services to Customers, as further set forth in this CD Addendum and Order Documents (as defined below) executed hereunder.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this CD Addendum shall have the meaning set forth in the Agreement.  Upon execution of this CD Addendum by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this CD Addendum.  Except as amended by this CD Addendum, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG provides via CSG’s affiliate, CSG Media, LLC (“Media”), certain proprietary content monetization and management software known as the “Content Direct System,” which software is made available as a Software as a Service (commonly known as “SaaS”);

WHEREAS, TWC has requested that CSG make available to Customers under the Agreement the Content Direct System and certain services related to the Content Direct System (as more specifically defined as “CD Services” in Section 1(b) of Attachment A hereto); and

WHEREAS, the Parties are entering into this CD Addendum to prescribe the terms and conditions by which CSG shall make available to Customers the Content Direct System and CD Services pursuant to one or more CD Service Orders (as defined below) and/or Statements of Work.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, CSG and TWC agree to the following as of the CD Addendum Effective Date:

Content Direct System Specific Terms:

1.

Attachment A; Scope and Conflict.  This CD Addendum, including but not limited to, the terms of Attachment A hereto and its attached Schedules and Exhibits (collectively, “Attachment A”) specifically applies to CSG’s performance and/or provision, and a Customer’s use and receipt of, Content Direct Services.  The Content Direct System and Content Direct Services shall be deemed an Additional Product and Additional Service under Schedule B and Schedule C, respectively, of the Agreement.  Unless otherwise expressly provided in this CD Addendum, in no event will any terms, conditions or fees set forth in this CD Addendum apply to CSG’s, TWC’s, or any Customer’s obligations under the Agreement other than with respect to Content Direct Services, or to CSG’s provision and/or performance of Basic Products or Basic Services or any Additional Products and/or

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Additional Services under the Agreement, and TWC’s and/or any Customer’s (as defined in the Agreement) receipt and use thereof, that are not Content Direct Services.  Similarly, in no event will any terms or conditions set forth in this CD Addendum alter or modify the rights or remedies of TWC, Customers and/or CSG under the Agreement in the event of termination of the Agreement in its entirety or a particular Product, Deliverable or Service with respect to any Products or Services that are not the Content Direct System and/or Content Direct Services.  Except as provided in this CD Addendum, all other terms of the Agreement which are not in conflict with this CD Addendum shall be given full force and effect with respect to each party’s performance under this CD Addendum.  In the event of a conflict between the terms of the Agreement and the terms of this CD Addendum, the terms of this CD Addendum shall control and take precedence with respect to CSG’s provision of Content Direct Services. In the event of conflict between the terms of an Order Document (as defined below) and the terms of the Agreement and/or this CD Addendum, the terms of the Order Document shall control and take precedence with respect to CSG’s provision of CD Services.

2.

Customer Defined and Rights of Access.  Notwithstanding the terms of the Agreement and subject to the terms of this CD Addendum, including Attachment A, a “Customer” entitled to access and utilize the Content Direct System and Content Direct Services under this CD Addendum means only TWC, a CD Participating Affiliate (as defined in Section 1(b) of Attachment A), a Permitted TWC Affiliate (as defined in Section 1(b) of Attachment A) and subject to Section 2(b) of Attachment A, BHN.  Further, with respect to any Customer that is a CD Participating Affiliate, such Customer may use and receive Content Direct Services without any requirement that Content Direct Services be set forth in such Participating Affiliate’s Affiliate Addendum.  Use and receipt of Content Direct Services by a Customer is optional.  However, in order to access and utilize the Content Direct System and Content Direct Services a Customer must execute with CSG a CD Service Order and, if a Customer’s access to the Content Direct System or use of Content Direct Services requires CSG to perform any CD Technical Services (as defined in Section 1(b) of Attachment A), a Statement of Work. TWC acknowledges and agrees that TWC shall be responsible for the breach of Customers’ (other than BHN) obligations hereunder (including any Order Document) or under the Agreement as they apply to Customers’ (other than BHN) and/or their employees and Outsourcing Vendors’ use and receipt of the Content Direct Services pursuant to this CD Addendum.  No Customer shall be jointly or severally liability for any obligation of any other Customer or of TWC under this CD Addendum and any Order Document executed hereunder.  Further, notwithstanding any provision of the Agreement, use by a Permitted TWC Affiliate of Content Direct Services is not tied to use of any of CSG’s other Products and/or Services available under the Agreement and, therefore, a Permitted TWC Affiliate that elects to use Content Direct Services is not obligated to use any other Products and/or Services of CSG.

3.

Fees.  Notwithstanding anything in the Agreement to the contrary, the fees and/or pricing applicable to CD Services will be reflected in Attachment A to this CD Addendum and/or the applicable Order Documents (as the case may be), and the fees and/or pricing set forth on Schedule F are not applicable to the Content Direct Services.  Without limiting the foregoing, if the Content Direct System or Content Direct Services are integrated with any other Products or Services that are not the Content Direct System or Content Direct Services but are otherwise to be provided by CSG to a Customer under an Order Document, the fees applicable to such other Products or Services shall be explicitly identified in such Order Document.

4.

Use of the Term “Subscriber”.  As provided in Section 1(a)(i) of Attachment A, for purposes of applying the general terms and conditions of the Agreement to this CD Addendum and any Order Document executed hereunder, each reference in the Agreement to a Subscriber shall be deemed to include a reference to a Consumer.  Notwithstanding the foregoing, except as specifically provided in a CD Service Order, a Consumer accessing the Content Direct System or using or receiving Content Direct Services shall not be deemed a Subscriber, Connected Subscriber or similar term for purposes of determining under the Agreement or any SOW executed under the Agreement (a) applicable fees for any Products or

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Services other than the Content Direct System or Content Direct Services and/or (b) Customer’s compliance with any minimum fee purchases or Subscriber commitments with respect to any Products or Services other than the Content Direct System or Content Direct Services.

5.

CD Order Term.  The Parties agree that upon expiration of the Agreement, CSG’s provision, and Customers’ use and receipt, of the Content Direct Services will terminate following any applicable CD Transition Assistance Period as provided in Attachment A except, if upon expiration of the Agreement, a CD Order Term of any CD Service Order(s) then in effect extends past the expiration date of the Agreement, the Agreement, as amended by this CD Addendum, and as the Agreement may be further amended from time to time by mutual agreement of the Parties, shall continue in effect for the remainder of the CD Order Term under the applicable CD Service Order(s) and any applicable CD Transition Period, as well as any Statement(s) of Work relating thereto, provided the Content Direct Services provided under the applicable CD Service Order(s) are not integrated with or dependent on any other Products or Services that are not the Content Direct System or Content Direct Services.  In such case, the Parties will use good faith efforts to negotiate a substitute agreement containing terms and conditions applicable to the provision of Content Direct Services to Customers, substantially similar to the terms and conditions applicable to the Content Direct Services under the applicable CD Service Orders, this CD Addendum and the Agreement.  If Content Direct Services provided under the applicable CD Service Order(s) that extends past the expiration date of the Agreement are integrated with or dependent on any other Products or Services that are not the Content Direct System or Content Direct Services, the CD Order Term under the applicable CD Service Order(s) shall be deemed automatically amended (without regard to any auto-renewal contained therein) to expire consistent with the expiration of the Agreement, subject to any applicable CD Transition Period.  The Parties acknowledge that if the Agreement continues in effect after its expiration date as provided in this Section 5, the terms of the Agreement will continue in effect solely to apply to the applicable CD Service Order(s) and Statement(s) of Work (and, for avoidance of doubt, any other Products and Services as mutually agreed in writing by the Parties, as applicable) and after such expiration date no Customer may enter into a new CD Service Order that incorporates the terms of the Agreement.

6.	********** ***** Not Applicable. Customer and CSG acknowledge that ********** ***** shall not apply to and may be not be used by Customer to ******** ** *** for any CD Services.

7.

Media as Provider of CD Services. Certain of the CD Services performed under this CD Addendum and any Order Document executed under this CD Addendum shall be performed by Media, on behalf of CSG.  For avoidance of doubt, Media shall constitute a Permitted Subcontractor under the Agreement.  CSG acknowledges and agrees that it is responsible for Media’s compliance with the terms and conditions of the Agreement (including, but not limited to, this CD Addendum, Attachment A and any Order Document executed hereunder).  Accordingly, CSG shall be liable to Customers for the acts and omissions of Media to the same extent that liability to Customers would accrue under the Agreement (as supplemented or modified by this CD Addendum) as if such acts or omissions had been performed or made by CSG.

8.

Miscellaneous.  This CD Addendum shall be governed by the laws of the State of Colorado, without reference to (a) conflict of laws principles or the choice of law doctrine, (b) the UN Convention for Contracts for the International Sale of Goods, (c) the Uniform Commercial Code, as currently or as may be enacted, codified or amended in any jurisdiction, and (d) the Uniform Computer Information Transactions Act (prepared by the National Conference of Commissioners on Uniform State Laws) as currently or as may be enacted, codified or amended in any jurisdiction.  Customer and CSG agree that any dispute and/or action at law or in equity arising out of or relating to this CD Addendum shall be subject to Article 11 of the Agreement.  This CD Addendum may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

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Attachment A – General Terms and Conditions – CD Services

CD Schedule A – Form of CD Service Order

CD Schedule B – Content Direct Services

CD Schedule C – CD Hosting, CD Support Services, Performance Standards and Remedies

Exhibit A – Form of Escrow Agreement

Exhibit B – CD Service Order No. 1

Exhibit C - Statement of Work No. 1 to CD Service Order No. 1

IN WITNESS WHEREOF the parties hereto have caused this CD Addendum to be executed by their duly authorized representatives.

TIME WARNER CABLE INC.	CSG SYSTEMS, INC.
By: /s/ Michael Hayashi	By: /s/ Joseph T Ruble
Name: Michael Hayashi	Name: Joseph T. Ruble
Title: Executive Vice President	Title: EVP, CAO & General Counsel
Date: September 12, 2014	Date: September 18, 2014

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ATTACHMENT A

General Terms and Conditions - CD Services

1.	Definitions.

(a) For purposes of applying the general terms and conditions of the Agreement to the CD Services prescribed in this CD Addendum and any Order Document executed hereunder, and after giving effect to the amendments and clarification of terms of the Agreement that apply to the CD Services as set forth in this CD Addendum, the following definitional principles under the Agreement shall be revised as follows with respect to the CD Services:

(i) each reference in the Agreement to a Subscriber shall be deemed to include a reference to a Consumer (as defined in Section 1(b) below);

(ii) the Content Direct System shall be deemed an Additional Product under the Agreement;

(iii) each reference to Termination Assistance Period shall be deemed a reference to CD Transition Period (as defined in Section 14 below);

(iv) each reference to Support Services shall be deemed a reference to “CD Support Services (as defined in Section 8 below);

(vi) each reference to Discontinuance Fee shall be deemed a reference to CD Discontinuance Fee (as defined in Section 13 below);

(vi) each reference to Customer shall be deemed a reference to a Customer entitled to access and use the Content Direct System and Content Direct Systems pursuant to the CD Addendum (as defined in Section 2 of the CD Addendum);

(vii) each reference to Participating Affiliate shall be deemed to include a reference to a CD Participating Affiliate (as defined in Section 1(b) below);

(viii) each reference to Updates shall be deemed a reference to CD Updates (as defined in Section 8(a) below); and

(ix) each reference to Third Party System shall be deemed to include a reference to a TWC System.

(b) The following defined terms shall apply specifically to the CD Services:

“ACP® System” means the Advanced Convergent Platform and related systems owned by CSG Systems, Inc. and its successors and assigns.

“Admin User” shall mean those persons designated by TWC as administrative users of the Content Direct System in order to perform certain administrative functions and utilize the Back Office Applications as described in the CD Documentation.

“Admin User Information” shall mean any account, Personal Information and usage information of Admin Users.

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“Back Office Applications” means web-based applications of the Content Direct System that enable authorized users of Customer, using security identifiers, to administratively operate and configure the Content Direct System.

“CD Documentation” means all manuals, handbooks, FAQs, technical information, design documentation, CD Specifications, and any other written related materials which are furnished or made available by CSG to Customer in any form in connection with the CD Services and Content Direct System, including all updates, modifications, and changes thereto furnished or made available by CSG to Customer from time to time.  Any references to Documentation in the Agreement shall be deemed to include CD Documentation.

“CD Hourly Rate” means the applicable hourly rate for the person performing the applicable CD Technical Service.  The CD Hourly Rate as of the CD Addendum Effective Date is $******.  Notwithstanding anything in the Agreement to the contrary, the CD Hourly Rate shall *** ** ******* ** ********** pursuant to Section 5.4 of the Agreement ***** ****.

“CD Order Term” means the term of a CD Service Order as defined in such CD Service Order.

“CD Participating Affiliate” means a Participating Affiliate that as of the CD Addendum Effective Date has an effective Affiliate Addendum under which such Participating Affiliate is licensing any Products from CSG other than the Content Direct System or receiving any Services from CSG not related to the Content Direct Services, in each case pursuant to the Agreement.

“CD Service Order” means the fees, terms and conditions of Customer’s rights to use, and CSG’s obligation to provide, the Content Direct System and/or Content Direct Services, executed by CSG and Customer and sequentially numbered orders to the CD Addendum (i.e., CD Service Order No. 1, CD Service Order No. 2, etc.).

“CD Services” means the Content Direct Services, CD Technical Services, CD Hosting Services, CD Managed Services, and CD Support Services.

“CD Software” means software code and computer programs, including the Content Direct System and any Embedded Third Party Software underlying the Content Direct Services provided by CSG to Customer pursuant to an executed Order Document (excluding any TWC Systems), including all CD Updates thereto.  Any references in the Agreement to Software shall be deemed to include CD Software.

“CD Specifications” means, collectively, the functional, component performance, system performance, interface, compatibility, design characteristics, features, specifications, operational and technical criteria or other requirements of the CD Services and CD Software as set forth in (a) the CD Documentation, and (b) any Statement of Work and/or any documentation developed pursuant to and referenced in such Statement of Work.  Any references to Specifications in the Agreement shall be deemed to include CD Specifications.

“CD Technical Services” means any consulting, conversion, implementation, encoding, encryption, training or other services, including CD Managed Services, performed by CSG pursuant to a Statement of Work but does not include the Content Direct Services.  Any references to Technical Services in the Agreement shall be deemed to include CD Technical Services.

“Compatible Interfaces” means the industry standard browsers and protocols (as applicable) by which (a) Customer’s users can access the Content Direct System Back Office Applications, (b) a Consumer

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can access Consumer Experiences, (c) TWC Systems may access the Content Direct Web Services, as more specifically described in CD Schedule B.

“Consumer” means the former, current or potential end user clients, customers, employees and independent contractors of Customers who access and/or use the Content Direct Services for other than administrative or operational purposes. For the avoidance of doubt, the term “Consumer” excludes any Affiliates.  Subject to Section 4 of the CD Addendum, any reference to Subscriber in the Agreement shall be deemed to include Consumers.

“Consumer Experience” means a Consumer – facing implementation of the Content Direct System.  The specific Consumer Experiences that CSG will make available to Customer hereunder shall be identified in a mutually agreed CD Service Order(s) executed by the Parties.

“Consumer Information” means any and all information and/or data of Consumers that is provided or made available to CSG by or on behalf of Customers and/or by Consumers, and accessed, received, controlled, stored, processed, transmitted, maintained, or possessed by CSG and/or any Permitted Subcontractor, in connection with the provision of Content Direct Services under the CD Addendum, including, without limitation, Personal Information (as defined in the Agreement) and Consumer Usage Data.

“Consumer Usage Data” means statistics and data relating to a Consumer’s account activity, including the browsing or accessing via downloading or streaming to or through devices, of Customer Content, Customer Services and/or any other information collected from or about or otherwise regarding Consumers, including any purchase activity, whether in individual or aggregate form.  Consumer Usage Data shall not be deemed to include any Content Direct System Data.

“Content Direct Services” means those services performed by or on behalf of CSG under a CD Service Order in connection with or relating to the Content Direct System, excluding any CD Technical Services.  For the avoidance of doubt, Content Direct Services include the provision of a service using Embedded Third Party Software but except as otherwise specifically provided in an Order Document exclude any service using third party software that is not Embedded Third Party Software.  Any references in the Agreement to Services shall be deemed to include Content Direct Services.

“Content Direct System” means the specific configuration of Content Direct Application Server Modules, Content Direct Web Services, Content Direct User Applications, Embedded Third Party Software and, unless expressly agreed to in an Order Document otherwise, any integrations provided by CSG to Customer as described in an Order Document executed under this CD Addendum and the related and implementing CD Software, servers, hardware and technologies used by CSG to make the foregoing available via the Internet, as further specified in the CD Documentation.  The Content Direct System includes two environments:  (a) the Production Environment, and (b) the Sandbox Environment.  The Content Direct System shall not include *** ****************** *********** ** *** **** *** ********* *** ********** *********** ******** ****(*)* *** ******** *** ***** ***** ******** **** ** *** ******** ***** ***** ******** *** ******** ************.  CSG will specify the specific Content Direct System provided to Customer in each CD Service Order executed under this CD Addendum for the applicable Content Direct Services.

“Content Direct System Data” means non-personally identifiable performance data and usage statistics concerning the Content Direct System collected or compiled by CSG in connection with system-wide, aggregated use of the Content Direct System. For the avoidance of doubt, Content Direct System Data shall exclude information that constitutes Consumer Information, Consumer Usage Data and any data from which identifying information about a Customer or any Consumer can be discerned.

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“Content Direct User Application” means a Consumer Experience and/or Back Office Application of the Content Direct System.  The Content Direct User Applications provided by CSG to Customer will be specifically described in an executed CD Service Order.

“Content Direct Web Services” means the application programming interfaces (APIs) by which the functional capabilities of the Content Direct Application Server Modules (as described in a CD Service Order) may be accessed.

“Customer Application” means a TWC System (i.e., not a Consumer Experience) that either accesses the features and functions of the Content Direct System through the Content Direct Web Services or otherwise integrates with the Content Direct System.

“Customer Content” means that data, proprietary content and content owned or licensed by Customer that is published on or displayed through the Content Direct Services by or on behalf of Customer.  To the extent identified in an Order Document, Customer Content will also include Digital Entertainment Content owned by Customer or licensed by Customer from a third party.  For the avoidance of doubt, Customer Content does not include any Consumer Information, Consumer Usage Data or any trade names, trademarks, or service marks of Customer.

“Customer Integration” means any integration between (a) a TWC System or Third Party System and (b) the Content Direct System, created and/or developed by or on behalf of Customer by a party other than by CSG.

“Customer Services” means any goods, products or services (digital or physical), including, if and as prescribed by an Order Document, Digital Entertainment Content, promoted or made available for trial, rental, purchase and/or fulfillment by or through Customer through the use of any feature(s) or function(s) of the Content Direct System and/or Content Direct Services.

“Customer Site” means any Customer issued device (including a set-top box (“STB”)), website, application, software, product or service on which the Content Direct System is embedded and/or made available to Consumers by or on behalf of Customer, specifically excluding all elements of the Content Direct System, including without limitation all Content Direct User Applications (including Consumer Experiences).

“Digital Entertainment Content” means digital versions of audiovisual works, sound recordings, literary works, and/or pictorial works as those terms are defined in 17 U.S.C. § 101, commercially distributed to the public as entertainment, together with any (a) associated and information input into the Content Direct System and (b) other data or information published with such works.  Non-exclusive examples of Digital Entertainment Content include movies, television titles, sporting events and original programming.

“End User Information” means Consumer Information, Consumer Usage Data and Admin User Information.  For avoidance of doubt, End User Information shall be deemed to be Confidential Information of Customers and subject to the terms and conditions of Article 10 of the Agreement.

“Exception” means any (a) problem, defect, or failure of any portion of the Content Direct System to conform, in all material respects, with the CD Specifications, or (b) problem with the CD Hosting Environment that causes the Content Direct System (or any portion thereof) to go down or become unavailable or non-functional in any material respect, in each case that is not caused by or resulting

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from Customer’s failure to comply with its obligations or responsibilities as set forth in CD Addendum, the CD Documentation or the Agreement.

“Go-Live Date” means with respect to a given deployment of the Content Direct System under a CD Service Order, the first to occur of: (a) the date on which the Content Direct System and Content Direct Services, as applicable, under the applicable CD Service Order is made available by CSG to Customer for use consistent with the terms of the applicable CD Service Order, (b) the date on which Customer utilizes the Content Direct Services made available under the applicable CD Service Order with a Consumer in the Production Environment, and (c) the date that is ******* (**) days after the “Targeted Go-Live Date” as prescribed in the applicable CD Service Order (provided CSG has complied with its obligations under such Order Document and/or otherwise not delayed such Targeted Go-Live Date).

“Order Document” means a CD Service Order or Statement of Work related to CSG’s provision of the CD Services.

“Performance Testing Environment” means an optional, dedicated and secured environment of the Content Direct System separate and distinct from the Sandbox Environment and Production Environment whereby Customer can execute performance testing (i.e., stress testing or high volume transaction tests) against the Content Direct Web Services.  Performance Testing is defined in Section 9(b) below.

“Permitted TWC Affiliates” means (a) any Affiliate as of the CD Addendum Effective Date that (i) is a multiple-system operator and (ii) derives not less than eighty percent (80%) of its annual revenues from its provision to Subscribers of video, high speed data and/or voice services via coaxial or fiber optic cables (i.e., not via over the top content), (b) Sterling Entertainment Enterprises, LLC d/b/a SportsNet New York, (c) Time Warner Cable Sports Inc., (d) Time Warner Cable News and Local Programming Inc. and (e) any other Affiliate (including a Participating Affiliate that is not a CD Participating Affiliate) to which CSG consents in writing to be treated as a Permitted TWC Affiliate under the CD Addendum, which consent CSG may withhold in its sole discretion.

“Production Environment” means the shared, live production environment on which the Customer may utilize the Content Direct System with Consumers.

“Sandbox BU” means a secured and partitioned instance (referred to as a business unit or “BU”) of the Sandbox Environment of the Content Direct System.

“Sandbox Environment” means a shared non-production environment made available by CSG to allow Customer to develop and/or test pre-production deployments of the Content Direct System, including any CD Updates thereto, or as mutually agreed by the Parties, any other required configurations, integrations or designs.  The Sandbox Environment, at the discretion of CSG, may maintain a smaller hardware foot-print, or be virtualized within a CSG datacenter, but will at a minimum make available the then-current release of the Content Direct System available on the Production Environment.

“Storefront” means a Consumer Experience that supports (as configured pursuant to an Order Document) retailer enrollment and authentication, management of Consumer Information, creation and management of payment instruments, commerce and digital locker views.  A CD Service Order will, if and as applicable, specify the Storefront solution(s) included in the Content Direct Services made available under such CD Service Order.

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“TWC Successor” means any (a) successor-in-interest to the assets of Time Warner Cable Inc., or (b) any entity that directly or indirectly owns or controls at least fifty percent (50%) of the voting power to elect directors of Time Warner Cable Inc.

“TWC Systems” means any computers or communications systems (hardware or software components) owned or licensed by Customer or otherwise provided for and on behalf of Customer by an Outsourcing Vendor or Affiliate (excluding any hardware or software licensed by or through CSG and/or any of its affiliates), including Customer Equipment, and Customer Applications.

2.	Customer; CD Service Order; BHN and CSG CD Customer.

Section 1.1 of the Agreement is hereby amended to include the terms of this Section 2.  Without limiting Section 1 of the CD Addendum, in the event of any conflict between the terms of this Section 2 and the terms of Section 1.1 of the Agreement, the terms of this Section 2 shall control.

(a) This CD Addendum and the applicable terms of the Agreement prescribe the general terms and conditions of CSG’s performance and provision of the CD Services to Customers.  A Customer’s right to access and utilize the Content Direct System and Content Direct Services requires Customer to execute with CSG a CD Service Order under this CD Addendum. Each CD Service Order shall specify a “CD Order Term” (as defined in such CD Service Order) and will continue in full force and effect, unless such CD Service Order expires in accordance with its terms or is terminated earlier pursuant to Sections 11 or 12 of this Attachment A.  Each CD Service Order shall be in the form mutually agreed by the Parties, but shall follow, substantially in the form attached hereto as CD Schedule A, and at a minimum include the following provisions:  (i) the specific terms and conditions of Customer’s rights to use, and CSG’s obligation to provide, the Content Direct System and/or Content Direct Services under such CD Service Order, (ii) the Content Direct System modules and applications that may be utilized by Customer for a given deployment, (iii) the fees applicable to CSG’s provision of the Content Direct Services, and the Content Direct System required to provide the applicable Content Direct Services (which fees, for the avoidance of doubt, may be increased during any CD Order Term and CD Transition Period as provided in Section 5.4 of the Agreement), and (iv) the CD Order Term.  CD Service Order No. 1 and Statement of Work No. 1 to CD Service Order No. 1 are attached hereto as Exhibit B and Exhibit C, respectively, and shall each become effective upon execution of this CD Addendum without the need for the Parties to separately execute such Order Documents.

(b) BHN will have the right at any time during the Term (to be exercised in its sole discretion) to purchase CD Services under the CD Addendum, subject to the following terms:

(i)  BHN will be required to execute with CSG a mutually agreed CD Service Order that describes the Content Direct Services that BHN elects to receive and that CSG will provide to BHN hereunder, which Content Direct Services may be (x) similar to the Content Direct Services that are then currently being provided by CSG to TWC or a Customer under an effective CD Service Order (“TWC Current CD Services”) or new/different Content Direct Services to those then or previously provided by CSG to TWC or a Customer under this CD Addendum; provided that if BHN elects to receive TWC Current CD Services, such CD Service Order will describe Content Direct Services (1) that are identical (or as similar as possible given any required change based on differences between TWC or a Customer and BHN) to the TWC Current CD Services and (2) unless  BHN and CSG mutually agree otherwise, at the same fees TWC pays for such TWC Current CD Services; provided, further if CSG is required to provide BHN with additional elements, modules or application of the Content Direct System (e.g., a Storefront) in order to make such TWC Current CD Services available to BHN, such CD Service Order shall include the applicable fees for CSG to make available such additional elements, modules or application of the Content Direct System.  For

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avoidance of doubt, in no event will CSG provide or permit BHN to access and/or use the Content Direct Services deployed to TWC and any Customer (other than BHN) hereunder.

(ii)  If the Content Direct Services (whether TWC Current CD Services or other Content Direct Services) requested by BHN require CSG to perform any CD Technical Services to deploy such Content Direct Services, BHN and CSG shall execute a mutually agreeable Statement of Work to prescribe such CD Technical Services, which CD Technical Services shall be performed consistent with the Agreement and the applicable Statement of Work.

(iii)  On and after the date BHN executes, as applicable, the BHN Addendum and an Order Document, as between CSG and BHN, any references in the Agreement to “Customer” (and, as applicable, “Party”) shall be deemed to reference BHN, as applicable.

(iv) Neither TWC nor any Affiliate (other than BHN) shall be responsible for BHN’s compliance with the Agreement, any BHN separately executed Order Document, or for the acts or omissions of BHN’s Outsourcing Vendors.  Instead, CSG shall look only to BHN for payment of all amounts owed to CSG (including a CD Discontinuance Fee, if applicable) and performance of any other obligations hereunder as they relate to BHN and neither TWC nor any Affiliate (other than BHN) shall have any liability to CSG for the actions or omissions of BHN and/or any of BHN’s Outsourcing Vendors.

(d) Notwithstanding anything to the contrary contained in the Agreement, the Parties acknowledge that if any Affiliate (including BHN) or any TWC Successor (hereafter referred to as a “CSG CD Customer” to the extent such entity has a CSG CD Agreement) has entered into a separate, effective agreement with CSG or any of its affiliates for the purchase of Content Direct Services (a “CSG CD Agreement”), such CSG CD Customer may not purchase or receive any CD Services under the Agreement.

3.	Content Direct System - Rights of Use.

This Section 3 shall (x) apply to the CD Services in lieu of Sections 2.3 and 2.4 of the Agreement and (y) amend the Agreement to include the following terms and restrictions relative to the rights of use grant with respect to the Content Direct System and Content Direct Services.  Without limiting Section 1 of the Addendum, in the event of any conflict between the terms of this Section 3 and the terms of Sections 2.1 or 2.2 of the Agreement, the terms of this Section 3 shall control.

(a) CSG hereby grants to Customers (subject to Section 2(c) of this Attachment A with respect to BHN) a non-exclusive, non-transferable (subject to Section 12.7 of the Agreement), worldwide, non-sublicenseable (except to the extent expressly set out in the Agreement), grant of rights at all times during the applicable CD Order Term and CD Transition Period to (i) access and use the Content Direct System (as described in and pursuant to each applicable CD Service Order) for Customer’s business purposes and operations, which includes access and use of Consumer Experiences (as described in and pursuant to each applicable CD Service Order) by Consumers; (ii) copy, use, and distribute internally the CD Documentation as required to support its use of the Content Direct System; (iii) modify the CD Documentation in connection with the development of end user guides and/or training materials for Outsourcing Vendors (collectively, “TWC Guides”) and to distribute or have distributed any derivative work of the CD Documentation, as incorporated in any TWC Guides, to Outsourcing Vendors; and (iv) access and use the Content Direct System applications specified in Section 21 below and CD Documentation and TWC User Guides as provided in (ii) and (iii) above in the Export Approved Countries by Customers and their Outsourcing Vendors for Customer’s business purposes and operations.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b) CSG agrees that the rights granted to Customer pursuant to Section 2(a) of this Attachment A permits Customer to permit their Outsourcing Vendors to take actions, on behalf of Customer in furtherance of Customer’s business purposes, subject to the following terms and restrictions: (i) Customer’s compliance with Section 10 of the Agreement, (ii) prior to providing any Outsourcing Vendor access to CSG’s Invision Content Studio Portal, Customer agrees to provide CSG not less than ***** (*) business days prior written notice (e-mail is acceptable) of such access and include in such notice the (x) name of such Outsourcing Vendor, and (y) the type of services such Outsourcing Vendor will provide Customer in connection with its access to the Invision Content Studio Portal, in each case on a one-time basis with respect to each such Outsourcing Vendor and (iii) TWC agrees to be responsible for any breach of the Agreement by a Customer (excluding BHN) and the Outsourcing Vendors of each Customer (excluding BHN).

4.	Compatible Interfaces; Content Direct Web Services and Customer Equipment.

This Section 4 shall apply to the Content Direct Services in lieu of Sections 2.4 and 5.6 of the Agreement.

(a) Access and use of the Content Direct System will be via a Compatible Interface.  CSG may update the Compatible Interfaces from time to time in its reasonable discretion, consistent with good industry practices, by providing Customer advance written notice specifically identifying the applicable update; provided, however, notwithstanding anything in the Content Direct Web Services Standards to the contrary, CSG shall not cease supporting any Compatible Interface without providing at least *****–**** (**) **** prior written notice to Customer

(b) Customer acknowledges that its right to access the Content Direct Services via the Content Direct Web Services is subject to Customer’s compliance with the Content Direct Web Services Standards, both as a condition of Customer’s right to “go-live” and a continuing condition of Customer’s right to access and use the Content Direct Services as provided in this CD Addendum and each executed CD Service Order.  As used herein, “Content Direct Web Services Standards” mean those rules, CD Specifications and standards that relate to Customer’s use of the Content Direct Web Services to integrate with the Content Direct System, as referenced in the CD Documentation, provided, however, in the event of a conflict between the Content Direct Web Services Standards and this CD Addendum and/or any Order Documents, this CD Addendum and the applicable Order Documents will control.

(c) Customer is responsible for (including, but not limited to, the costs of procuring, installing, operating and maintaining) its own Internet access and all necessary computer hardware, software, peripherals and communications equipment that are necessary for Customer to access and use the Content Direct System and utilize the Content Direct Services (“Customer Equipment”).  At Customer’s request and subject to the fees, terms and conditions of a mutually agreed Statement of Work, CSG will provide CD Technical Services with respect to Customer Equipment relating to access and use of the Content Direct System and Content Direct Services.

5.	Content Direct Services and CD Technical Services.

During the CD Order Term of any CD Service Order and any CD Transition Period, as applicable:

(a) CSG shall provide Customer with the Content Direct Services as described in and subject to the fees, terms and conditions set forth in any CD Service Order(s) executed by the Parties from time-to-time (unless terminated or expired pursuant to its terms), in each case, subject to the terms and conditions of this CD Addendum and the Agreement.

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(b) CSG shall provide Customer with appropriate administrator rights to enable Customer to provide, and revoke at any time, unique and confidential access codes permitting remote access to those Content Direct Application Service Modules, Back Office Applications and Content Direct Applications of the Content Direct System as made available under a CD Service Order.  Customer shall be responsible for the improper use or disclosure of any unique access codes issued by Customer (other than BHN); provided CSG, not Customer, shall be responsible for any improper use or disclosure, including but not limited to any third party access, resulting from the acts or omissions of CSG, CSG’s subcontractors or another CSG client.

(c) CSG agrees that the Content Direct System will not accept or process any given payment instrument type (e.g., credit card, debit card, PayPal, third party billing processor account, gift card, stored value card, loyalty points, redemption code or other type) unless such payment instrument type is identified in an executed Order Document as being configured and accepted by the Content Direct System deployed under such Order Document.

(d) During each applicable CD Order Term (including any CD Transition Period), (i) CSG will comply with all applicable laws in connection with the operation, design, support and maintenance of the Content Direct System, CD Services and any Deliverables provided hereunder and (ii) Customer will comply with all applicable laws in connection with its (x) provision of Customer Services, (y) use of any TWC Systems to provide the Customer Services and (z) access and use of the Content Direct System and CD Services and any Deliverables provided by CSG under the CD Addendum.

6.	CD Hosting Services.

From and after the first Go-Live Date of a CD Service Order executed under this CD Addendum, CSG shall host the CD Software (excluding any third party software that is not Embedded Third Party Software and any Consumer Experiences deployed by Customer), store the End User Information, and perform those services and functions and provide the CD Hosting Environment (as defined below) to host and make operational the Content Direct Services as prescribed by this CD Addendum and each CD Service Order during the applicable CD Order Term(s) and any CD Transition Period (“CD Hosting Services”).  During the applicable CD Order Term(s) and any CD Transition Period, CSG shall provide the CD Hosting Services from a professional, hardened, and climate controlled environment at a data center that is located in the continental United States.  As of the first Go-Live Date, the CD Hosting Services shall be provided from *** (*) data centers ******** ** ******* ************ ******** ** in the following *** (*) locations ****** *** ****** ******: ******** ******* *** *********** *******.  CSG shall not relocate or otherwise migrate the CD Hosting Services from the foregoing data centers without providing Customer at least ****** (**) **** advance written notice of the new location(s); provided that in no event shall CSG, nor any of its Permitted Subcontractors, migrate the storage, processing or transmission of any End User Information outside of the United States without Customer’s prior written consent, which consent Customer may withhold in its sole discretion. As part of the CD Hosting Services, CSG shall provide, implement, operate, maintain and support (directly or indirectly), if and to the extent applicable to CSG’s provision of the Content Direct Services, all:  servers; firewalls; routers; other equipment comprising the computing platforms, and security and network infrastructure; operating system software; network security; load balancing; monitoring systems; connectivity and bandwidth; facilities; and any other services, systems, equipment, software and/or other items necessary for the operation of the Content Direct System and Content Direct Services in accordance with the Specifications, the Availability SLA set forth in CD Schedule C, and the data security requirements described in Section 10.5 of the Agreement (collectively, the “CD Hosting Environment”).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

7.	CD Services Performance Standards and Remedies.

The terms of CD Schedule C attached hereto shall apply to the Content Direct Services in lieu of Schedule K of the Agreement.

8.	CD Support Services; Restrictions.

This Section 8 shall constitute CSG’s CD Support Services obligations with respect to the Content Direct Services, provided, however, to the extent Content Direct Services are provided for use in conjunction with the ACP System, CSG’s Support Services obligations under Schedule H of the Agreement shall also apply to those Products, Services or elements of the ACP System.  Once a problem is identified and determined by CSG to be an Exception unrelated to the ACP System, only the CD Support Services shall apply.

(a) Subject to the foregoing, during the CD Order Term of any CD Service Order and any CD Transition Period, CSG shall provide maintenance and support for the Content Direct System and Content Direct Services in accordance with the terms set forth in this Section 8, CD Schedule C and Sections 4.2 through 4.5 of the Agreement (“CD Support Services”).  CD Support Services include provision of any fixes, updates, upgrades, improvements, work-arounds, enhancements, replacements, modifications, maintenance releases or derivative works to the Content Direct System made by (or for) CSG during any applicable CD Order Term and any CD Transition Period with respect to the Content Direct System made available to Customer pursuant to a CD Service Order hereunder (“CD Updates”).  In addition, CD Support Services shall include any support and maintenance obligations as Customer and CSG may mutually agree to from time to time in an Order Document(s) with respect to Deliverables provided by CSG and/or any Customer Integrations.

(b)  Without limiting the foregoing, and notwithstanding anything to the contrary in the CD Documentation or the Content Direct Web Services Standards but subject to Section 4.5 of the Agreement, CSG shall support and maintain during any applicable CD Order Term and any CD Transition Period the CD Software and Content Direct Web Services, maintaining backwards compatibility to ***** (*) prior releases of such CD Software or Content Direct Web Services, as applicable.

(c) CD Support Services do not include management of Customer’s day-to-day operational issues, including but not limited to (i) use and/or configuration of the Content Direct System as generally described in Section 9(a) below, and (ii) monitoring and maintaining any TWC Systems that access the Content Direct System.  In addition, CSG shall not be obligated to fix any Exception with the Content Direct Service or be responsible for a Service Interruption (as defined in Section 1 of CD Schedule C) if such Service Interruption is caused by the following circumstances:

(1)Customer has used the Content Direct Service other than in accordance with the permitted use set forth in Section 3 of this Attachment A and/or the CD Documentation;

(2)Customer has incorporated the Content Direct Service into other software in a manner not identified in an Order Document or otherwise approved in writing (email is acceptable) by CSG;

(3) To the extent any source or executable code is delivered by CSG to Customer with respect to a given deployment of the Content Direct System under a Service Order, Customer has altered, damaged or modified such code in a manner not identified in an Order Document or otherwise approved by in writing (email is acceptable) by CSG;

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(4) The Exception is caused by a TWC System or a Third Party System (including, if applicable and by way of example only, a Customer Application, but excluding any software or equipment of CSG’s Permitted Subcontractors) and provided the Exception is not caused by CSG’s failure to comply with its obligations under Section 4.5 of the Agreement;

(5) The Exception is caused by Customer’s accessing of the Content Direct System or Content Direct Services other than through a Compatible Interface; and/or

(6) The Exception is attributable to the failure to comply with the Content Direct Web Services Standards.

9.	Operation of the Content Direct System and Performance Testing.

(a) After the Go-Live Date of each Content Direct Services deployment pursuant to a CD Service Order, Customer is principally responsible to manage the day-to-day administrative operations of such deployment in connection with its marketing, merchandising and sale of Customer Services, including, by way of example only, configuring storefront changes, refreshing or adding new Customer Content and configuring Customer Service bundles and pricing plans.  Customer may discharge such responsibility itself, through Outsourcing Vendors, or by requesting CSG to provide such support (“CD Managed Services”), which CSG will provide pursuant to a mutually agreed Statement of Work or amendment to the applicable CD Service Order entered into by the Parties that describes the specific CD Managed Services.  Unless the Parties mutually agree otherwise, CSG shall provide the CD Managed Services ** * **** *** ********* ***** ** *** ** ****** ****.  For the avoidance of doubt, Customer’s day-to-day administrative operations relating to any Content Direct System deployment in no event will include any requirement by Customer to undertake or discharge any CD Hosting Services or any other obligation or responsibility that is identified in this CD Addendum or an Order Document as CSG’s obligation or responsibility.

(b) Customer acknowledges that neither the Production Environment nor the Sandbox Environment are intended or engineered to perform high volume “stress” or performance testing against the Content Direct System and absent CSG’s prior written approval Customer shall not, nor authorize or permit any third party to perform Performance Testing.  “Performance Testing” in the Sandbox Environment or the Production Environment shall mean greater than *********** (**) ********** ************ *** ******** **** (******** **** ***** * ******* *** *********** ******** ****** *** ********** ***********).  In addition, Customer may request that CSG make available a dedicated environment for Performance Testing (a “Performance Testing Environment”), which environment (i) shall replicate the architectural tiers and performance characteristics (excluding capacity) of the Production Environment (ii) shall be made available for ****** (**) *** increments at a fee of ******** ******** ****** ****** ******* ($******) per ****** (**) *** period (use for less than ****** (**) days shall not result in any proration of fees) and (iii) shall be delivered pursuant to the dates, terms and conditions set forth in a Statement of Work executed by Customer and CSG. Customer acknowledges that any conduct of Performance Testing within the Production Environment or Sandbox Environment is a breach of this CD Addendum, but shall not constitute a breach under the Agreement giving rise to CSG’s right to terminate the Agreement, and can adversely affect the Content Direct System, which may also affect third parties.  If Customer conducts Performance Testing in violation of this Section 9(b), or otherwise exceeds the scope of Performance Testing authorized by CSG in writing, Customer agrees (A) that CSG shall have the right, with notice to Customer (either prior to or promptly following suspension), to temporarily suspend Customer’s access to the environment in which such Performance Testing was conducted until such violation is cured and (B) to indemnify, defend (including without limitation by making

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

any interim payment necessary for appeal) and hold CSG Systems Inc. and its Related Parties harmless, at Customer’s expense, and pay the damages and costs finally awarded against CSG or its Related Parties in any action or any settlement amount approved by Customer, arising out of, resulting from, or in connection with any Claim of a third party caused by, relating to, or arising out of Customer’s Performance Testing in violation of the first two sentences of this Section 9(b). ******* ** *** *********** ** ********* ** ******* **, nothing in this Section 9(b) shall be deemed to limit CSG’s right to assert a Claim against Customer for any damages CSG or its Related Parties incur with respect to Customer’s Performance Testing in violation of the first two sentences of this Section 9(b).

If CSG discovers unauthorized Performance Testing conducted by Customer or any third party using Customer’s business unit(s), CSG agrees to (x) use its commercially reasonable best efforts to promptly mitigate any adverse consequences on the Content Direct System and any damages (to CSG, Media or any third party using the Content Direct System) as a result of such Performance Testing, and (y) promptly notify Customer of such Performance Testing and explain CSG’s efforts to mitigate the consequences and damages resulting therefrom.

10.	Customer’s Rights in Customer Services and Customer Content.

(a) Customer is responsible to obtain from any applicable third parties all necessary rights for Customer to host, distribute and fulfill (as applicable) Customer Services and display Customer Content on and through the Content Direct System and Content Direct Services, as applicable.

(b) Customer provides to CSG a limited, non-exclusive, non-transferable (except in the case of a permitted assignment of the Agreement by CSG), revocable, non-sublicensable, royalty-free right and license to use the Customer Content (excluding Digital Entertainment Content) that is designated by Customer, in accordance with instructions provided by Customer from time to time in writing, for the sole purpose of configuring and storing the Customer Content within the Hosting Environment, and transmitting the Customer Content to Consumers on and through the Content Direct System and Content Direct Services, respectively, and as necessary to design, configure, deploy, publish and operate the Content Direct Services as contemplated under the applicable CD Service Order.  Customer represents and warrants that it owns or has licensed all Customer Content displayed on or through the Content Direct System and has full power and authority to grant CSG the license set forth herein and that CSG’s use of such Customer Content in connection with the Content Direct Services prescribed by an executed CD Service Order will not constitute a misuse or infringement of the rights of any third party.  Customer will immediately advise CSG of the loss of such Customer’s right to use any such Customer Content (excluding Digital Entertainment Content), of all copyright and other notices that must be used in connection with such Customer Content, and of any restrictions on use of such Customer Content relevant to CSG’s activities hereunder.  The limited grant of license set forth in this Section 10(b) shall terminate upon the later of (i) the expiration or termination of an applicable Order Document, and (ii) the last date on which CSG provides Customer any CD Transition Services under the applicable Order Document.

11.	Termination of a CD Service Order for Convenience.

(a) In addition to the termination rights set forth in Section 12 below, Customer shall have the right to terminate a CD Service Order for its convenience at any time by providing *** (*) ***** prior written notice to CSG.  Upon such termination, CSG may invoice Customer (and Customer shall pay in accordance with the terms set forth in Article 5 of the Agreement) the following fees as set forth in this Section 11(a):

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(i)

to the extent not previously invoiced by CSG, CSG may invoice Customer for (A) the ******* of any ** ******* *** ******** (** ***) only if expressly stated as such in the applicable CD Service Order(s), (B) the amount of any ********* ** *** ***** ** *** **** ***** ** ******** ** ************* *** ********’* ********* ** * ******* ** ***** ***** ** **** ***** ******** must be expressly stated in an applicable CD Service Order as a condition to such amounts being included as part of fees invoiced and payable under this Section 11(a), and (C) *** ******** ****** ** *** applicable right to use fees applicable to the CD Order Term prior to the effective termination date,

(ii)

in the case of a CD Service Order under which Content Direct Services fees are accrued on a transaction basis, CSG may invoice Customer for transactions, not previously invoiced, that occurred prior to the effective date of termination in accordance with the terms of the applicable CD Service Order, and

(iii) in either (i) or (ii) above, less any ******* ************ ******* *** ****** **** ****** *** ******* applicable to the CD Service Order accrued prior to the termination effective date *** ***** ******** *** *** *** ******** ******.

For the avoidance of doubt, nothing in this Section 11(a) shall limit CSG’s right to invoice Customer or Customer’s obligation to pay CSG for any (x) fees for Content Direct Services ordered under an executed CD Service Order and actually delivered by CSG prior to the termination effective date and (y) Reimbursable Expenses that have accrued, in each case prior to Customer’s termination of such CD Service Order for convenience.

Section 11(b) below shall apply to the Content Direct Services in lieu of Section 6.4(b) of the Agreement.

(b) Upon expiration or termination of a Service Order and conclusion of the CD Transition Period, if applicable, **** ** *** **** **** *** *******, shall promptly take all steps necessary to deactivate or remove any integrations provided by CSG between the Content Direct System platform and (i) the ACP System, and (ii) any TWC System (provided no CD Service Order hereunder remains in effect under which Content Direct Services are provided thereunder which are dependent on such interface) without disruption to the underlying services (e.g., billing services provided via the ACP System or ICOMS).

12.	Termination of Content Direct System and Content Direct Services.

In addition to any termination rights of either Party with respect to the Agreement in its entirety pursuant to the terms of the Agreement, a Customer’s right to access and receive the Content Direct System and Content Direct Services may be terminated only in accordance with Section 11 above and the following terms:

(a) If TWC, a Customer (excluding BHN) or any of their respective employees or Outsourcing Vendors breach any material term or condition of this CD Addendum, an Order Document, or the Agreement involving any right to use or license restrictions relating to the Content Direct System or Content Direct Services and fails to substantially cure such breach within *** (**) **** after receiving written notice pursuant to Section 12.9 of the Agreement specifying the breach, CSG may, at CSG’s option, terminate (i) this CD Addendum in its entirety and each Order Document executed and then in effect hereunder or (ii) the specific Order Document(s) giving rise to the breach.  If CSG elects to terminate only the specific Order Document(s) giving rise to the breach, such termination shall in no way terminate the right to use the Content Direct System and Content Direct Services by,

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

or limit the rights of, any Customer to a non-terminated Order Document or under this CD Addendum.

(b) If, after ****** (**) **** of receiving written notice of breach thereof, TWC or a Customer (excluding BHN) fails to pay when due any fees owed hereunder with respect to the Content Direct System and Content Direct Services (in accordance with the applicable Order Document(s), this CD Addendum and the Agreement), CSG may, at CSG’s option, terminate the affected Order Document(s).

(c) If either (i) TWC, a Customer (excluding BHN) or their respective employees or Outsourcing Vendors, on the one hand, or (ii) CSG, its employees, or Permitted Subcontractors, on the other hand, breaches any material term or condition of this CD Addendum, an Order Document or the Agreement as it applies to the Content Direct System and Content Direct Services, other than those identified in Section 12(a) and 12(b) above, and fails either to substantially cure such breach within ****** (**) **** after receiving written notice specifying the breach or, for those breaches which cannot reasonably be cured within ****** (**) ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the Party not in breach may, by giving written notice to the breaching Party, terminate (A) this CD Addendum in its entirety and each Order Document executed by Customer (other than BHN) and then in effect hereunder or (B) the specific Order Document(s) giving rise to the breach, in either case as of a date specified in such notice of termination. If either Party elects to terminate only the specific Order Document(s) giving rise to the breach, such termination shall in no way terminate the right to use the Content Direct System and Content Direct Services by, or limit the rights of, any Customer to a non-terminated Order Document or  under this CD Addendum.

(d) If BHN or any of its respective employees or Outsourcing Vendors breach any material term or condition of this CD Addendum, an Order Document, or the Agreement involving any right to use or license restrictions relating to the Content Direct System or Content Direct Services and fails to substantially cure such breach within *** (**) **** after receiving written notice pursuant to Section 12.9 of the Agreement specifying the breach, CSG may, at CSG’s at its option, terminate (i) BHN’s rights under this CD Addendum in its entirety and each Order Document executed by BHN and then in effect hereunder or (ii) the specific Order Document(s) giving rise to the breach.

(e) If, after ****** (**) **** of receiving written notice of breach thereof, BHN fails to pay when due any fees owed hereunder with respect to the Content Direct System and Content Direct Services (in accordance with the applicable Order Document(s), this CD Addendum and the Agreement), CSG may, at CSG’s option, terminate (i) each Order Document executed by BHN and then in effect hereunder or (ii) the specific Order Document(s) executed by BHN giving rise to the breach.

(f) If either (i) BHN, its employees, or Outsourcing Vendors, on the one hand, or (ii) CSG, its employees, or Permitted Subcontractors, on the other hand, breaches any material term or condition of this CD Addendum, an Order Document or the Agreement as it applies to the Content Direct System and Content Direct Services, other than those identified in Section 12(d) and 12(e) above, and fails either to substantially cure such breach within ****** (**) **** after receiving written notice specifying the breach or, for those breaches which cannot reasonably be cured within ****** (**) ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the Party not in breach (i.e., CSG or BHN) may, by giving written notice to the breaching Party, terminate (A) each Order Document executed by BHN and then in effect hereunder or (B) the specific Order Document(s) executed by BHN giving rise to the breach, in either case as of a date specified in such notice of termination.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Notwithstanding anything in the Agreement to the contrary, Customers’ (including BHN) rights to access and use the Content Direct System and Content Direct Services as set forth in this CD Addendum, an Order Document and the Agreement as it relates to the Content Direct Services may not be terminated by CSG on account of any breach by TWC or any other Customer (including BHN and any other “Customer” as defined in the Agreement) of any obligations of TWC or any other Customer (including BHN and any other “Customer” as defined in the Agreement) relating to any Product or Service other than the Content Direct System and/or Content Direct Services. Similarly, TWC may not terminate Customers’ (including BHN) right to access and use the Content Direct System and Content Direct Services for cause on account of any breach by CSG of any obligations of CSG relating to any Product or Service other than the Content Direct System and/or Content Direct Services.

Furthermore, Customers’ (including any other “Customer” as defined in the Agreement) licenses to any Products other than the Content Direct System and their respective right to receive any Services from CSG not related to the Content Direct Services, and the Agreement as it relates to any Product or Service other than the Content Direct System and/or Content Direct Services, may not be terminated by CSG on account of any breach by TWC or any other Customer (including BHN) of any obligations of TWC or any other Customer relating to the Content Direct System and Content Direct Services.  Similarly, neither TWC nor any other Customer (including BHN and any other “Customer” as defined in the Agreement) may terminate their respective licenses to any Products other than the Content Direct System and/or Content Direct Services and or their purchase of any Services from CSG not related to the Content Direct System and/or Content Direct Services, and the Agreement as it relates to any Product or Service other than the Content Direct System and/or Content Direct Services, for cause on account of any breach by CSG of any obligations of CSG relating to the Content Direct System and/or Content Direct Services.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

13.	CD Discontinuance Fee; Termination of a CD Service Order; Minimum Fees.

This Section 13 shall apply to the Content Direct Services in lieu of Section 6.3 of the Agreement.

Upon termination of (a) the Agreement in its entirety by CSG pursuant to Section 6.1(b), (c) or (d) of the Agreement or (b) a specific CD Service Order for reasons other than by TWC (or, as applicable, a Customer) pursuant to Section 12 of this Attachment A, TWC (or BHN, in the case of a CD Service Order executed by BHN) shall pay the discontinuance fee, if any, described in each affected CD Service Order or the specific CD Service Order, as applicable (each, a “CD Discontinuance Fee”).  No CD Discontinuance Fees shall be owed by TWC (or BHN, as applicable) on account of any termination where the Agreement is terminated in its entirety by TWC pursuant to Section 6.1(c) or 6.1(d) of the Agreement or a CD Service Order is terminated in its entirety by TWC (or, as applicable, a Customer) pursuant to Section 11 or Section 12 of this Attachment A. The CD Discontinuance Fees, if any, payable pursuant to this Section 13 shall be CSG’s sole and exclusive remedy with respect to Content Direct Services upon any termination of an affected CD Service Order or the Agreement in its entirety by CSG, except that CSG also (i) shall have the right to indemnification by Customer under Section 7 or 3.9 of the Agreement or Section 9(b) of this Attachment A; or (ii) shall have the right to claim damages in the event of a breach or alleged breach by Customer of (1) its confidentiality obligations in Section 10 of the Agreement; or (2) any right to use provisions, or license restrictions, relating to the Content Direct System or Content Direct Services, in each case, subject to the limitation of liability in Section 15 below, if and as applicable; and (iii) shall have the right to any fees owed by Customer (or BHN, as applicable) under the specific CD Service Order or each affected CD Service Order, as applicable subject to Section 5.2 of the Agreement.

14.	CD Termination Services and CD Transition Services.

This Section 14 shall apply to the Content Direct Services in lieu of Section 6.2 of the Agreement.

The Parties will comply with the following transition provisions following the termination or expiration of the Agreement or a CD Service Order in order to allow Customer to transition from CSG’s provision of the Content Direct Services to a third-party or an internal Customer solution.  Unless Customer requests in writing otherwise, (a) if the Agreement or a CD Service Order expires as per its stated term, or (b) if the Agreement or a CD Service Order, either in its entirety or only pertaining to a particular Content Direct Service, is terminated pursuant to Section 11 or Section 12 of this Attachment A, CSG shall (i) continue to provide, and Customer shall continue to have the right to use, the applicable the Content Direct Services, underlying Content Direct System, and third party software that is not Embedded Third Party Software, if any, during the CD Transition Period pursuant to the fees, terms and conditions of the applicable CD Service Order, this CD Addendum and the Agreement, and (ii) provide reasonable assistance and cooperation to Customer with respect to an expired or terminated Content Direct Service, so as to allow Customer to effect an orderly transition to a third party for the provision of similar service(s) or product(s) or an internal Customer solution (collectively, “CD Termination Services”) for a transition period not to exceed ****** (**) ****** following the effective date of expiration or termination date (the “CD Transition Period”). Such transition will occur in accordance with a transition schedule that is reasonably requested by Customer.  In no event may CSG delay Customer’s transition but the Parties’ also acknowledge nothing in this Section shall require CSG to allocate resources to fulfill such transition schedule in excess of those resources historically implemented by CSG under the affected CD Service Order(s).  Except for CD Services provided during the CD Transition Period as contemplated in clause (b) above (which CD Services shall be provided at the fees set forth in the applicable CD Service Order(s)), CD Termination Services shall be provided ** ** **** ** ******** and shall specifically include (A) CSG’s obligations under Section 11(b) of this Attachment A and (B) the transfer and transition to Customer (or Customer’s designee) of all Customer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

data stored and/or maintained by CSG and/or its Permitted Subcontractors hereunder including, but not limited to, any Customer Content, Consumer Information, Consumer Usage Data, Customer Confidential Information and any Customer Intellectual Property in the possession of CSG and/or any Permitted Subcontractor of CSG.  CSG shall provide the foregoing information to Customer (or its designee) in the same form as stored by CSG, which shall be an industry standard format (e.g., xml) or, with respect to Customer Content, in the same form as provided to CSG by or on behalf of Customer.  If Customer requests CSG to perform any other services in addition to the CD Termination Services in connection with Customer’s transition to a third party or an internal Customer solution, such as consulting services, data configuration or reformatting or similar services (the “CD Transition Services”), Customer acknowledges that such CD Transition Services may be provided by CSG at its discretion, at *** ** ****** ***** pursuant to a mutually agreed Statement of Work or other agreement to document the specific CD Transition Services to be provided and the applicable fees.  In addition, if CSG terminates the Agreement or an Order Document for cause (as provided in Section 12 of this Attachment A) and Customer requests CSG to provide CD Transition Services, then CSG shall provide Customer a good faith estimate of the fees and, if applicable, actual out-of-pocket expenses to be incurred by CSG to perform the CD Transition Services, and Customer shall pay CSG in advance an amount that covers such fees and, if applicable, expenses.  Promptly following provision of the CD Transition Services, CSG shall ******** ****** to Customer any ********* ****** ************* ******** **** ** ******* by Customer ** ****** ** *** ****** ************* ******* ****** ******** ** ***.  If the Agreement or an Order Document expires in accordance with its terms, or Customer terminates the Agreement or an Order Document for cause, then Customer **** *** ******* *** ********* ********, and CSG shall perform any CD Transition Services and CSG will invoice Customer and Customer shall pay for such CD Transition Services and reimburse CSG for any actual out-of-pocket expenses, subject to and in accordance with Article 5 of the Agreement.

15.

No Consequential Damages/Limitation of Liability.  The terms provided in this Section 15 are exclusive to the provision of CD Services under the Agreement and each Order Document, and the terms of Section 9.2 of the Agreement are not applicable to the provision of CD Services under this CD Addendum, including any act or omission by CSG, its affiliates, or Permitted Subcontractors and Customer, its Affiliates or Outsourcing Vendors.

A.EXCEPT FOR ANY CD DISCONTINUANCE FEE(S) OWED PURSUANT TO SECTION 13 OF THIS CD ADDENDUM, DAMAGES INCURRED BY CSG WITH RESPECT TO A CUSTOMER’S PERFORMANCE TESTING IN VIOLATION OF THE FIRST TWO SENTENCES OF SECTION 9(b), AND ********** ******** ******* ************ ******* ****** ****** **** ****** *** ******* **** ** *** ******** ** ** ******** * OR IN CONNECTION WITH ANY OTHER ******* ****** OR *********** ******* SET FORTH IN A CD SERVICE ORDER ***** ******* * *********** *** *********** * ******** ******, UNDER NO CIRCUMSTANCES WILL CSG AND ITS RELATED PARTIES, ITS LICENSORS OR ITS VENDORS ON ONE HAND, OR CUSTOMERS OR THEIR RELATED PARTIES ON THE OTHER HAND BE LIABLE TO THE OTHER UNDER THE AGREEMENT OR THIS CD ADDENDUM FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON EITHER PARTY’S CLAIMS OR THOSE OF THEIR CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, OR THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF THE WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. THE FOREGOING SENTENCE SHALL NOT BE CONSTRUED TO LIMIT IN ANY WAY EITHER

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

PARTY’S *************** *********** ***** ******* ***(*) ** ***** ******* * ** ******* ** OF THE AGREEMENT, OR ********’* *************** ********** *** ***** ** ******* *(*) OF THIS ATTACHMENT A.  THE FOREGOING EXCLUSION OF CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES SHALL BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

B.EXCEPT FOR (I) ANY LIABILITY OF TWC OR A CUSTOMER UNDER THE AGREEMENT FOR THE CD DISCONTINUANCE FEE PURSUANT TO SECTION 13 OF THIS CD ADDENDUM, (II) **** *****’* *************** *********** UNDER THE AGREEMENT AND/OR UNDER THIS CD ADDENDUM, (III) ANY FEES OR CHARGES FOR CD SERVICES PROVIDED TO ANY CUSTOMER THAT HAVE ACCRUED PRIOR TO ANY TERMINATION OF THE AGREEMENT PURSUANT TO SECTION 5.2 OF THE AGREEMENT, (IV) ****** ******* ****** BY A *****’* ****** ** *** *************** *********** SET FORTH IN ******* ** OF THE AGREEMENT, OR (E) ***’* ********* *** ********** ******** ******* ************ ******* ****** ****** **** ****** *** ******* ***** ** ******** * OR IN CONNECTION WITH ANY OTHER ******* ****** OR *********** ******* SET FORTH IN A CD SERVICE ORDER WHICH PROVIDE * *********** *** *********** * ******** ******, IN NO EVENT WILL THE AGGREGATE LIABILITY INCURRED BY CSG AND ITS RELATED PARTIES, ITS LICENSORS OR ITS VENDORS, ON THE ONE HAND, OR CUSTOMER AND THEIR RELATED PARTIES, ON THE OTHER HAND, UNDER THIS AGREEMENT EXCEED AN AMOUNT EQUAL TO *** ****** ******** **** ** ********* ** *** *** ** ******** ****** *** ****** (**) ***** ****** ********* *** ******

C.THIS SECTION 15 WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.  FOR PURPOSES OF THIS SECTION 15, “VENDORS” AND “LICENSORS” SHALL NOT INCLUDE ANY DIRECT VENDORS OR DIRECT LICENSORS OF CUSTOMER.

16.	Use and Destruction/Return of Information.

(a) For the avoidance of doubt, nothing in the Agreement shall be construed to preclude or limit any right CSG may have to access and use of personally identifiable information of an individual or entity that is an end user client, customer or subscriber of one or more of CSG’s third party customers (excluding Customer and any Affiliate) to the extent such personally identifiable information is also processed by CSG in connection with its provision of services to such third party customer (excluding Customer and any Affiliate), provided such access and/or use is without any reference to or reliance on any End User Information.

(b) The Parties acknowledge that CSG may comply with Section 10.5(j) of the Agreement with respect to Consumer Information and Consumer Usage Data if such data is permanently (i) purged (i.e., permanent deletion using random data overwrite) or (ii) anonymized (i.e., within CSG’s structured data construct, to delete or obfuscate the particular fields containing Consumer Information and Consumer Usage Data so as to render them unidentifiable, while preserving the record of the audiovisual materials (including the title, description or subject matter of such materials) acquired by a Consumer), using industry standard practices, thereby permanently preventing anyone (including CSG, its Permitted Subcontractors and any third party) from accessing any Consumer Information from, and/or reconstructing so as to render identifiable, such information retained in the systems of CSG and its Permitted Subcontractors which audiovisual materials were acquired by a Consumer through such systems.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

17.	********** *******.

*** ******* *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***’* ******* ** ******* ******* *********** ***** *** ********* *** *** ******** ** ******* ******  ************ *** ********** ******* ******* ******* *** ** ** ** ******** *** *** ** ******** ***** * ** ******* *****: (*) *** ************ ** *** *** ** ** * *******; (*) *** ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** ********** ** *** ********** ** ******* ***** *** *** *********; *** (*) ***** ** *** **** *** ********* ****** **** ******* ** *** ****** ** *** *** ***** **** ******* *** ******** ****** **** ******** ***** ****** *** ****** ** ********* *** ******** ** ******* ***** ** ********* ***** **** ** ********* *** *** ***** ** **** ******* ******* ** ********** **** *** ********* *********** ********** ** *** ****** ********* ***** **** ** *********  *** ******* ************ ******* *** ****** **** ****** *** ******* ******* ** *** ***** * ** ******* ***** ** ********** ******* *** ** **** ** ******** ****** *** ******* ** *** **** ***** ** ***** ******** ****** *** ********** ** ***** **** *** *** ** ********** *******  **** *** *********** ** ********** ** *** ********* ***** ********* ** *** ********* ** *** ********* *** ****** ******* ************ ******* ** ***** ** ******** ***** ** **** ** ******** ** *** ** ***** ** ****** ** ** **** ******** ** ***** **** ****** (**) **** ***** **** ********** ** ************

18.	Content Direct System Roadmap.

This Section 17 shall apply to the Content Direct System in lieu of Section 12.11 of the Agreement.

On and after the first Go-Live Date under a CD Service Order, CSG agrees to meet with Customer, at Customer’s request, **** *** ******** ******* to review CSG’s product roadmap for the Content Direct System. CSG agrees that it shall take into consideration at such meeting Customer’s future business needs with respect to CSG’s  provision of future Content Direct System features, functionality and services.

19.	Source Code Escrow

This Section 18 shall apply to the CD Software and Content Direct System in lieu of Section 12.12 of the Agreement.

Within ****** (**) **** of the first Go-Live Date under a CD Service Order, CSG will place all source and object code and all documentation applicable to the CD Software of the Content Direct System then deployed by Customer (“Escrow Materials”) in an escrow with ****** *********** *** ("Escrow Agent") in accordance with the form of Media’s agreement with the Escrow Agent, the form of which is attached hereto as Exhibit A (the “Escrow Agreement”).  For so long as Customer has an effective CD Service Order (including any applicable CD Transition Period) CSG will provide updates to the Escrow Materials within ******* (**) **** of the ***** and ***** ****** of each calendar year during the Term ** ***’* **** **** *** *******.  CSG agrees to register, and maintain as registered (subject to Customer’s timely payment of the applicable fees) Customer as a party that may have access to all such Escrow Materials pursuant to the terms and conditions of this CD Addendum, the Agreement and the Escrow Agreement.  Customer shall be responsible to pay all fees applicable to the opening of a deposit account under the Escrow Agreement and the registration and continued maintenance of Customer as a beneficiary of the Escrow Agreement.  *** shall be responsible to **** *** **** ** make all deposits of Escrow Materials required by this Section 19 and the Escrow Agreement.  The Escrow Agent shall deliver to Customer the Escrow Materials upon Customer’s written request if any of the following events occur ("Release Event"):

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(a) CSG files for protection under Chapter 7 of the bankruptcy laws of the United States of America or takes other steps to liquidate its assets for the purposes of discontinuing its business, (b) CSG ceases to provide the CD Support Services; or (c) CSG ceases to conduct its operations pertaining to the Content Direct Services.  Upon any release, Customer shall solely use the Escrow Materials for its own internal business purposes in connection with its provision of maintenance and support for the CD Software, subject to the fees, terms and conditions of this CD Addendum, the Agreement and the applicable CD Service Order(s), and until such time that CSG (or its successor-in-interest) reasonably demonstrates to Customer’s satisfaction that CSG has recommenced performance of CD Support Services as required by the applicable CD Service Order(s), the CD Addendum and the Agreement. If and to the extent BHN executes a CD Service Order under this CD Addendum, CSG agrees to register, and maintain as registered (subject to BHN’s timely payment of the applicable fees) BHN as a party to the Escrow Agreement that may have access to the Escrow Materials that pertain to BHN’s Content Direct System deployment, in accordance with the same terms and conditions as set forth above with respect to TWC. BHN shall be responsible to pay all fees applicable to the opening of a deposit account under the Escrow Agreement and the registration and continued maintenance of BHN as a beneficiary of the Escrow Agreement.

20.	Business Continuity/Disaster Recovery Plan

The CSG Systems, Inc. Business Continuity/Disaster Recovery Plan set forth in Schedule L of the Agreement is hereby amended to add the Content Direct Services to the list of **** * services.

21.	Export Approved Products and Export Approved Countries.

The ******** **** ****** and ********* ****** (each as described in the CD Documentation) are deemed an Export Approved Product on Schedule P of the Agreement, and subject to the terms and conditions of the Agreement and any applicable CD Service Order, may be accessed and used by Customers and their Outsourcing Vendors in the Export Approved Countries identified on Schedule P of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CD Schedule A

Form of CD Service Order

CD Service Order No. __

[Insert CD Service Order Title]

This CD Service Order No. __ (this “CD Order”) is entered into effective as of [Insert Date] (the “CD Order Effective Date”) and shall be governed by the terms and conditions of the CSG Master Subscriber Management System Agreement by and between CSG Systems, Inc. (“CSG”) and Time Warner Cable Inc. (“TWC”) executed March 13, 2003 and effective as of April 1, 2003, as amended (the “Agreement”).  This CD Order is a “CD Service Order” subject to the terms of the CD Addendum to the Agreement, and is entered into by CSG and [Insert Customer] (“Customer”).  CSG and Customer are sometimes individually referred to herein as a “Party” and collectively as the “Parties”. All capitalized terms used but not defined in this CD Order shall have the meaning assigned to such terms in the Agreement.

***

The following documents are attached to this Order and made a part hereof:

•	Schedule 1 – Content Direct System and Content Direct Services Description
•	Schedule 5 –Fees

1.0	Content Direct System and Content Direct Services[; Permitted TWC Affiliates].

(a)Subject to the fees, terms, conditions and restrictions of the Agreement and this CD Order, Customer shall have the right to use, and CSG agrees to provide Customer, the Content Direct System and Content Direct Services [and third party software that is not Embedded Third Party Software] prescribed on Schedule 1 hereto.  If Customer wishes to utilize additional (or less) Content Direct Services [and/or third party software that is not Embedded Third Party Software] during the CD Order Term (as defined in Section 2.0 below), the Parties shall enter into an amendment or Change Order to this CD Order to reflect such change and to clarify the fees applicable thereto.

[(b)The following Permitted TWC Affiliates, in addition to Customer, are authorized to utilize the Content Direct System, Content Direct Services [and third party software that is not Embedded Third Party Software] prescribed by this CD Order:

[insert entities]]

2.0

CD Order Term.  The initial term of this CD Order shall commence on the CD Order Effective Date and expire __ (___) year(s) from the Go-Live Date (or, solely for purposes of the notice requirement in the next sentence, the Targeted Go-Live Date (as defined in SOW No. __) as defined in Section 3.0 below) of the Content Direct Services prescribed under this CD Order (the “Initial CD Order Term”).  Upon expiration of the Initial CD Order Term, this CD Order shall automatically renew for successive *** (*) **** periods on identical terms and conditions (each a “Renewal CD Order Term”; the Initial CD Order Term and any applicable Renewal CD Order Term(s) are collectively referred to as the “CD Order Term”), unless either of CSG or Customer notifies the other Party in writing of its intent to not renew such CD Order Term no less than ***** (**) **** prior to the expiration of the then-current CD Order Term.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.0

Initial Statement of Work(s).  In connection with Customer’s initial configuration of the Content Direct System, CSG shall perform the configuration, setup, application training and other services as identified in Statement(s) of Work No(s). __ with a project title(s) of “____________” (CSG Document No(s)._____) (“SOW No(s). _”).

4.0	Projected Project Start Date and Targeted Go-Live Date. The Parties estimate that the project will commence as of [insert date] and the Targeted Go-Live Date is [insert date].

5.0

Fees; Payments.  Subject to [Customer’s Acceptance (as defined in SOW No. __) of the Deliverables and Technical Services related to the Content Direct System and Content Direct Services prescribed on Schedule 1.0 and SOW No. __and] Section 5.2 of the Agreement, Customer agrees to pay CSG the fees prescribed by this CD Order as set forth in Schedule 5 hereto in accordance with Section 5.2 of the Agreement.

6.0	Qualified Revenue Stream. [Qualified Revenue Stream to be stated for the specific deployment].

7.0	Customer Contact Information; Notices. Section 12.10 of the Agreement is hereby supplemented by providing the following contact person for Customer:

Customer Project Manager: [Name]

[Telephone]

[Email]

IN WITNESS WHEREOF, the Parties have executed this CD Order by their duly authorized representatives, effective as of the CD Order Effective Date.

CSG SYSTEMS, INC.	[CUSTOMER]
By: [SAMPLE—DO NOT EXECUTE]______	By: [SAMPLE—DO NOT EXECUTE] ______
Name:	Name:
Title:	Title:
Date:	Date:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule 1 to CD Service Order No. __

Content Direct System and Content Direct Services

CSG will provide the Content Direct Services, and Content Direct System [and third party software that is not Embedded Third Party Software] required to provide such Content Direct Services, described in this Schedule 1.

[Insert Description of Content Direct Services and Content Direct System [and third party software that is not Embedded Third Party Software] provided under this CD Order.]

(End of Schedule 1)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule 5 to CD Service Order No. __

Fees

Fees for CSG’s provision of the Content Direct Services, and the Content Direct System required to provide the applicable Content Direct Services [and third party software that is not Embedded Third Party Software] are as follows:

[Insert applicable Fees.]

(End of Schedule 5)

*****End of CD Schedule A*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CD Schedule B

Content Direct Services

The Content Direct System is packaged as a set of server application modules (as identified in an applicable CD Service Order, the “Content Direct Application Server Modules”) that provide their capabilities through a set of Content Direct Web Services to Content Direct User Applications.  The Content Direct System is more specifically defined in the CD Documentation, and the below general descriptions are qualified in their entirety by reference to the CD Documentation.  The specific Content Direct System configuration made available by CSG to Customer shall be as set forth in the applicable CD Service Order executed by CSG and Customer.

CSG shall provide the Content Direct System and Content Direct Services to Customer in English (U.S.).  If Customer requests the Content Direct System or Content Direct Services to be provided in a language other than English (U.S.), such provision shall be subject to ********** ****** ****, and the applicable Order Document(s) will specify the fees, terms and conditions of such implementation(s).

The Content Direct Application Server Modules deployed for a given Content Direct System deployment shall be described in the applicable CD Service Order.

The Content Direct Web Services made available for a given Content Direct System deployment shall be described in the applicable CD Service Order.

The Content Direct Back-Office User Applications made available for a given Content Direct System deployment shall be described in the applicable CD Service Order.

The Consumer Experiences made available for a given Content Direct System deployment shall be described in the applicable CD Service Order.

Embedded Third Party Software

Taxing.  The Content Direct Services are integrated with taxing software from ********* ***. (“********”). Customer will not be charged for the use of the standard U.S. and International Sales and Use Module from ********.  If Customer needs taxing capabilities other than the standard U.S. and International Sales and Use Module, or Customer requests to utilize taxing software from a provider other than ********* the Parties will negotiate the fees, terms and conditions applicable to such additional taxing software and configuration.

Compatible Interfaces

The Back Office Applications of the Content Direct System can be accessed through the public Internet via a PC/Mac on all standard browsers (properly configured) that support the *********** ******* ********

Content Direct Web Services are accessed through ***** **** ** *** ******** running over **********.

It is assumed that all Customer-initiated connectivity to the Production Environment and Sandbox Environment will be coming through a ****** enabled broadband connection.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG supports the below browsers on **** ** *** **** through which Consumers can, with any applicable browser plug-in (e.g., *********** ** *****) based on the Consumer Experience, access the CSG Consumer Experiences:

******* * ** ******

•	******** ******** ****
•	******* *****; ***
•	****** ****

*** *** ******

•	******* *****; ***
•	****** ****

*****End of CD Schedule B*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CD Schedule C

CD Hosting, CD Support Services, Performance Standards and Remedies

1.Definitions

“Availability SLA” means the Production Availability SLA (as defined in Section 3 below) and the Sandbox Availability SLA (as defined in Section 5 of this CD Schedule C).

“Excluded Problems” means any interruptions, degradation or problems with the Content Direct System that are the result of (a) negligent acts or omissions of or made by Customer, its Permitted Third Parties or a TWC Vendor; (b) failure or malfunction of a Customer Integration, Customer Application, TWC System or other services or systems not supplied, owned, controlled or maintained by CSG, its suppliers or third party service providers contracted by CSG in connection with the Content Direct System provided the problem is not caused by CSG’s failure to comply with its obligations under Section 4.5 of the Agreement; (c) Scheduled Maintenance; (d) the failure of power or equipment at the premises of the Customer; (e) Force Majeure, (f) as provided in Section 8(b) of Attachment A to this CD Addendum or (g) an Excluded System (as defined in Section 4 below).

“Interrupted Service Time” means the number of minutes in a calendar month during which the Customer experiences a Service Interruption.  The number of minutes of a Service Interruption shall be measured (a) beginning on the earlier of the date and time that a Service Interruption is reported on a Service Ticket to the International Service Desk or detected by the Monitoring Software and (b) ending upon the date and time (as confirmed by Customer or verified through the Monitoring Software) when (i) the Service Interruption has been resolved (through full resolution or a work-around) or (ii) with respect to a Service Interruption caused by a ******** ***** * – ******** or ******** ***** * – ****  problem, the problem reported on the Service Ticket has been downgraded to a ******** ***** ** *******

“Interruption Time Percentage” is equal to (a) the Interrupted Service Time for a given calendar month less the Permissible Interrupted Minutes for such calendar month, divided by (b) the System Availability, as expressed in number of minutes for that calendar month.

“Monitoring Software” means internal software and/or third party service that simulate and/or measure transactions for purpose of determining the Availability SLA.

“Qualified Revenue Stream” means, unless mutually agreed otherwise by the parties in a CD Service Order, the aggregate amount of transaction fees identified as the “Qualified Revenue Stream” in an executed CD Service Order billed to Customer in the calendar month affected by a Service Interruption.

“Permissible Interrupted Minutes” means with respect to each Availability SLA, the number of minutes for a given calendar month the Content Direct System may experience a Service Interruption before a Service Interruption Credit is due for such Availability SLA.  The Permissible Interrupted Minutes is equal to the (a) Total Available Minutes available in a calendar month less (b) the product of Total Available Minutes times the applicable Availability SLA (i.e., ***** *** *** ********** ************ *** *** *** *** *** ******* ************ ***).

“Sandbox Availability” means the time during a given calendar month the Sandbox Environment is available to Customer, excluding interruptions caused by Excluded Problems.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

“Scheduled Maintenance” means the qualifying (in accordance with the second sentence of this “Scheduled Maintenance” definition) time the Content Direct System is not available to Consumers during which CSG will provide maintenance on such system.  To qualify as Scheduled Maintenance, (a) CSG must have provided Customer notice (email acceptable) of such downtime not less than *********** (**) ***** prior to the commencement thereof, (b) such maintenance time must occur during *********** ******* ********; (c) such maintenance must not exceed ***** (*) ***** in the aggregate during a ********** ******** ******* and (d) such maintenance will generally occur on ********* ******** between *:** ** ******* and *:** ** *******.  In the event that CSG exceeds ***** (*) ***** of Scheduled Maintenance during a ********** ******** *******, each minute in excess of ***** (*) ***** shall be deemed Interrupted Service Time for the specific calendar month in which such threshold was exceeded.

“Service Interruption” means with respect to an Availability SLA, the occurrence of a ******** ***** * – ******** or ******** ***** * – **** problem, excluding an occurrence or failure resulting from an Excluded Problem.

“Service Interruption Credit” means with respect to (a) the Production Availability SLA in a given calendar month the product of the (i) Qualified Revenue Stream of an affected CD Service Order received by CSG during such calendar month and (ii) Interruption Time Percentage for such Production Availability SLA and (b) the Sandbox Availability SLA, as defined in Section 5 below.

“Severity Level” shall refer to the level of severity of a problem in respect of the Content Direct Services, as defined in Section 3 below.

“Service Ticket” means (a) a documented service request marked with the date and time the request was reported to or otherwise discovered by the ISD and with the date and time that the applicable problem was resolved; or (b) a report of Service Interruption or other issue by Customer via telephone (telephone notice is required for ******** ***** * – ******** or ******** ***** * – **** ******), email, CSG’s web accessible ticket tracking system or other mutually acceptable means.

“System Availability” means the Total Available Minutes in a given calendar month less any minutes attributable to an Excluded Problem (which, for the avoidance of doubt, includes Scheduled Maintenance).

“Total Available Minutes” means the total minutes available in a given calendar month (i.e., number of days in calendar month times sixty (60) times twenty-four (24)).

2.	Hosting and Support Services

CSG shall provide technical support and operational maintenance for the Production Environment of the Content Direct System as part of the Content Direct Services.  These CD Hosting Services and CD Support Services are provided in a manner to maximize Service Availability and minimize any Service Interruption of the Production Environment.

Technical Support/Operations

Customer may submit support incidents or queries to CSG’s support center (“International Support Desk” or “ISD”) via telephone (************), or CSG’s web accessible ticket tracking system (accessed at *************************) and other mutually agreed means; provided, that Customer must notify CSG of ******** ***** * ******** *** ******** ***** * **** issues via telephone to the ISD.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG shall provide support on a ******** for issues with a ******** ***** of “********” and “****” and during *:** ** – *:** ** ******* for issues with a ******** ***** of “******” and “***”.

Should CSG discover a performance or operations issue impacting the Production Environment, CSG shall notify the Customer Project Manager identified in an affected CD Service Order (or such other representative Customer has identified to CSG in writing (email acceptable) to receive such notice) of such issue, as well as CSG’s initial assessment of issue severity, no later than (i) ****** (**)  ******* from the time of discovery of a ******** ***** * ******** *** ******** ***** * **** issue and (ii) *** (*) ******** *** for a ******** ***** * ****** ******

Support Levels

CSG shall escalate support issues as follows:

➢

Level 1 Support (ISD):  CSG provides initial support through CSG’s ISD, which shall provide for the initial triage of an issue.  The ISD may be contacted via telephone (******** *** ******** ***** * ******** *** ******** ***** * **** ******), email or web (through CSG’s extranet at *************************) and will work with the Customer to collect pertinent information, understand the issue and attempt to replicate and resolve.  If, after the ISD’s investigatory resources are exhausted, the ISD is still unable to resolve the issue, it will escalate to Level 2 Support.

➢

Level 2 Support (Operations):  Once the ISD escalates the issue to Operations, Operations begins troubleshooting and analyzing the issue.  Operations has additional security rights permitting it to dig deeper into the issue through database queries, server reviews and monitoring.  If, after the Operations’ investigatory resources are exhausted the issue remains unresolved, the issue will be escalated to Level 3 Support.

➢

Level 3 Support (Development, QA, etc.):  If necessary, the Level 3 Support Team will be engaged to attempt to determine root cause for the reported and unresolved issue.  The Level 3 Support team may include developers, Quality Assurance analysts, and/or implementation analysts with additional access permissions to review code or provide additional technical insight into expected versus actual behavior of the Content Direct System.

CSG Contact and Escalation List

The table below identifies the contact information for all levels of CD Support Services.  All critical issues requiring escalation are managed through the ISD who will contact the appropriate on-call personnel:

Support Level	Contact Name/Title	Contact Information	Operating Hours/Staffing Levels
Level 1	International Support Desk (ISD)	Phone: ************ (************) Web: *************************	********
Level 1 Escalation	Manager of the ISD	Escalation from ISD analyst	********
Level 2	Operations	Escalation from ISD	******** *****: ******** ************ ******: ****** ******** ***** (*** ***)
Level 2 Escalation	On-Call Analyst	Escalation from ISD	******** *****: ******** ************ ******: ****** ******** ***** (*** ***)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Level 3	SME (e.g., Development, QA, PS, etc.)	Escalation from Level 2 (Operations)	******** *****: ******** ************ ******: ****** ******** ***** (******)
Level 3 Escalation	On-Call SME	Escalation from Level 2 (Operations)	******** *****: ******** ************ ******: ****** ******** ***** (*** ***)
Management Escalation	Operations Manager	Escalation from Level 2 (Operations) on-call	******** *****: ******** ************ ******: ****** ******** ***** (*** ***)
Senior Management Escalation	Operations Director	Escalation from MS Manager	******** *****: ******** ************ ******: ****** ******** ***** (*** ***)

3.	Priority Definitions and Service Level Metrics for Support Services

CSG uses the following priority definitions and target response times for issues reported by the Customer to CSG.  From the time that an issue is reported to or discovered by CSG until the issue is resolved as prescribed below, CSG shall also use commercially reasonable efforts to provide Customer acknowledgements and subsequent updates in accordance with the applicable times set forth in the table below.  In addition, at any time during the pendency of an Exception that affects Customer’s operations in the Production Environment or the Sandbox Environment, Customer may contact its Account Manager to discuss such Exception.  In addition, to the extent a ******** ***** * ******** and ******** ***** * **** issue lasts greater than ***** (**) *******, Customer may contact *****’* ** ****** ******** to discuss such issue.

Severity Level Priority	Description	Acknowledgement/ Updates	Targeted Workaround
0-Critical

*** ******* ****** ****** ** * ***** ** * ***** ********* ** *** ******* ****** ****** (***** ******** ** ************) ** *** ***********

********* *** ****** ** ****** *** ******** ** *** ********** **** ********* ** ** ********** ** ******* *****.

Ack:  Within ** ******* after (a) issue has been reported by Customer or (b) as soon as commercially practicable after CSG’s discovery and notice (including automated notice) provided by the Monitoring Software.

Upd:  Written notices (email acceptable) or telephonic notices ***** **** until issue is no longer Critical, whether resolved or downgraded to a lower severity, in which case acknowledgments and updates will be provided based on the then-current severity level.

* *****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Severity Level Priority	Description	Acknowledgement/ Updates	Targeted Workaround
1-High	******** ****** *** ********* ***** *******’ ********** ***** ****** ****** ** *** ******** ******** ** *** ******* ****** ****** *** ** ********** ********** ** **********	Ack: Within * **** after issue has been reported by Customer or discovered by CSG. Upd: Written notices (email acceptable) or telephonic notices every * ***** until issue is no longer High.	12 hours
2-Medium	******** ****** *** ********* ***** *******’ ********** ***** ****** ****** ** *** ************ ******** ** *** ******* ****** *******	Ack: Within * ***** after issue has been reported by Customer or discovered by CSG. Upd: Written notices (email acceptable) daily during normal business hours until issue is no longer Medium.

CSG will use commercially reasonable efforts to include an Update in the next patch or release to the Content Direct System, or thereafter as may be commercially reasonable given the nature of the issue and the impact upon the Content Direct System.

3-Low	Non-functional, non-impacting issue, usually cosmetic in nature	Ack: Within * ******** ***** after issue has been reported by Customer or discovered by CSG. Upd: Written notices (email acceptable) upon Customer’s reasonable request.	CSG may include an Update into the Content Direct System.

4.	Availability of Production Environment and Service Credits – Production Availability SLA

On and after the first Go-Live Date under the Agreement, CSG shall provide System Availability of ***** for the Production Environment of the Content Direct System for each calendar month during the applicable CD Order Term(s) (as measured over a calendar month, the “Production Availability SLA”).

For any calendar month in which a Service Interruption has occurred, the Parties shall determine whether the Production Availability SLA for the calendar month has been achieved.  If CSG fails to achieve the Production Availability SLA for any given calendar month during a given CD Order Term, CSG shall apply the applicable Service Interruption Credit for such calendar month.

CSG shall, subject to Customer’s review and audit rights, calculate the Service Interruption Credit and apply this credit to the following calendar month’s fees or, if such Service Interruption Credit accrues in the final calendar month of a CD Order Term, offset the current calendar month’s fees or provide a refund to Customer.

** *** ***** ** ******* *** ********** ************ *** **** (*) ***** ****** *** *********** ****** (**) ***** ****** (* “******* ******* ******”), *** **** ******* ******* ****** *** *** ****** **** * ******* ************ ****** ** ** ******** ****** (** ******* *****), **** ******** ***** **** *** ***** ** ********* ** ******** ** ******* ***** ********** **** **** **********  **** ********’* ********* ** * ******* ******* *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

********* ** *** ********* *** ****** ****** (**) **** ** ******* ** **** ********** ********* *** ******** ** ******* *****(*) ** ********** ******* ****** (* “******* ******* ****** *********** ******”) ** **** **** *********** ** ** ********* ****** ****** (**) ** *** ******* ****** (***) **** ***** ***’* ******* ** *** ******* ******* ****** *********** *******  *** ************ *** ****** **** **** ******* ** * ******* ******* ****** *********** ******* *** ***** **** ** ***** ** *****  ** ******** ***** ** ******* *** **** * ****** ******* ******* ****** *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* *** ******** ** ******* *****(*) ***** ** **** ******* ******* ****** *********** *******  As used in this CD Schedule C, an “Excluded System” means (i) any third party software that is not Embedded Third Party Software, (ii) any Third Party System and (iii) any system, software, services or product that is specifically identified as an Excluded System in a CD Service Order.  ******* ** **** ********* ***** ** ****** ** ***** ***’* ********* *** * ******* ************ ****** ******* ** * ******* ** ****** **** *** ********** ************ ****

In addition, if in Customer’s good faith belief a ******** ***** * – ****** Exception results in a material adverse Customer or Consumer experience, the Parties agree to collaborate on the mutually agreeable timeframe for CSG to implement an Update to such Exception and, if applicable, any credits if CSG fails to timely implement such Update.

CSG shall also provide Customer access to reports and/or tools that enable Customer to determine System Availability.

5.	Availability of Sandbox Environment and Service Credits – Sandbox Availability SLA

CSG shall provide Sandbox Availability of *** (as measured over a calendar month) (the “Sandbox Availability SLA”).

For any calendar month in which a Service Interruption has occurred, the Parties shall determine whether the Sandbox Availability SLA for the calendar month in question has been achieved.  If (i) CSG fails to achieve the Sandbox Availability SLA for any given calendar month during an applicable CD Order Term and (ii) Customer is paying CSG an express fee under a given CD Service Order to access the Sandbox Environment, Customer shall be entitled to submit a claim for a Sandbox Service Interruption Credit (as defined below) based on the Service Interruption.

•

If Customer makes a valid claim for a Sandbox Service Interruption Credit, CSG shall, subject to Customer’s review and audit rights, calculate the Sandbox Service Interruption Credit and ***** **** ****** ** *** ********* ******** *****’* **** *** ** **** ******* ************ ****** ******* ** *** ***** ******** ***** ** * ** ***** ***** ****** *** ******* ******** *****’* **** ** ******* * ****** ** *********

•

As used in this Section 5, “Sandbox Service Interruption Credit” means with respect to a given calendar month the product of the (i) fees paid by Customer to access the Sandbox Environment(s) during such calendar month and (ii) Interruption Time Percentage.

CSG shall provide Customer access to reports and/or tools that enable Customer to determine the availability of the Sandbox Environment.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6.	****** ********** *** *******

** *** ***** ** **** *** ****** ********** **** ********** ** ******* * ***** *** * ******** ***** * ******** ** ******** ***** * **** ***** (*** “********** ***”), **** *** **** ******** *** ***** ******* ** ******** * ****** ** **** ******** ****** ****** ******* ($********) ** ********’* **** ******* ********

****End of CD Schedule C *****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit A

Form of Escrow Agreement

See attached.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

MASTER PREFERRED ESCROW AGREEMENT

Master Number:

This Master Preferred Escrow Agreement (“Agreement”) is effective December 20, 2012 (the “Effective Date”) among ****** *********** *** (“****** **********”), CSG Media, LLC (“Depositor”) and any additional party signing the Acceptance Form attached to this Agreement (“Preferred Beneficiary”), who collectively may be referred to in this Agreement as “the parties.”

A. Depositor and Preferred Beneficiary have entered or will enter into a services agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as “the license agreement”).

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D.Depositor and Preferred Beneficiary desire to establish an escrow with ****** ********** to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States Bankruptcy Code, Section 365 (n).

ARTICLE 1 – DEPOSITS

1.1

Obligation to Make Deposit.  Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to ****** ********** the proprietary information and other materials (“deposit materials”) required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with ****** **********, then such materials will be identified on an Exhibit A.  If Exhibit A is applicable it is to be prepared and signed by Depositor and Preferred Beneficiary.  ****** ********** shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2

Identification of Tangible Media.  Prior to the delivery of the deposit materials to ****** **********, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored.  Additionally, Depositor shall complete Exhibit B to the Agreement by listing each such tangible media by the item label description, the type of media and the quantity.  The Exhibit B must be signed by Depositor and delivered to ****** ********** with the deposit materials.  Unless and until Depositor makes the initial deposit with ****** **********, ****** ********** shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3

Deposit Inspection.  When ****** ********** receives the deposit materials and the Exhibit B, ****** ********** will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.4

Acceptance of Deposit.  At completion of the deposit inspection, if ****** ********** determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, ****** ********** will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary.  If ****** ********** determines that the labeling does not match the item descriptions or quantity on the Exhibit B, ****** ********** will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary.  ****** **********’ acceptance of the deposit occurs upon the signing of the Exhibit B by ****** ***********  Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary’s notice that the deposit materials have been received and accepted by ****** ***********

1.5	Depositor’s Representations. Depositor represents as follows:

a.	Depositor lawfully possesses all of the deposit materials deposited with ****** **********;
b.	With respect to all of the deposit materials, Depositor has the right and authority to grant to ****** ********** and Preferred Beneficiary the rights as provided in this Agreement;
c.	The deposit materials are not subject to any lien or other encumbrance;
d.	The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be; and
e.	The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6

Verification.  Preferred Beneficiary shall have the right, at Preferred Beneficiary’s expense, to cause a verification of any deposit materials.  A verification determines, in different levels or detail, the accuracy, completeness, sufficiency and quality of the deposit materials.  If a verification is elected after the deposit materials have been delivered to ****** **********, then only ****** **********, or at ****** **********’ election an independent person or company selected and supervised by ****** **********, may perform the verification.

1.7

Deposit Updates.  Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement.  Such updates will be added to the existing deposit.  All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor.  Each Exhibit B will be held and maintained separately within the escrow account.  An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8

Removal of Deposit Materials.  The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

1.9

Beneficiary(s); Separate Deposit Accounts. From time to time, Depositor may, at its sole discretion, add beneficiary(s) to this Agreement and/or create additional deposit accounts under this Agreement that may hold separate and distinct deposit materials for a given Preferred Beneficiary.  In each case the Depositor wishes to add a Preferred Beneficiary and/or deposit account to this Agreement, Depositor shall utilize Exhibit C and/or

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Rider C, in the form attached hereto, as modified by the mutual agreement of Depositor, ****** ********** and, if applicable, a Preferred Beneficiary.

ARTICLE 2 – CONFIDENTIALITY AND RECORD KEEPING

2.1Confidentiality.

a. ****** ********** shall store all deposit materials held under this Agreement in a media vault facility designed specifically for the storage and protection of magnetic media.    Without limiting the foregoing, during the term of this Agreement, ****** ********** shall have and maintain industry standard security measures to protect and maintain the deposit materials in a secure and safe manner, including, without limitation, appropriate technical, administrative and organizational safeguards against accidental or unlawful destruction, loss, alteration, or unauthorized disclosure of or access to the deposit materials.  ****** ********** shall have the obligation to reasonably protect the confidentiality of the deposit materials and any other confidential and proprietary information (“Information”) disclosed to ****** ********** in connection with this Agreement.  ****** ********** will take all reasonable precautions necessary to safeguard the confidentiality of the Depositor’s Information, including (i) those required under this Section 2.1, (ii) those taken by ****** ********** to protect its own confidential information and (iii) those which the Depositor may reasonably request from time to time and for which the Depositor has agreed to pay ****** **********’ quoted fees for such requested precaution.

b. Except as provided in this Agreement, ****** ********** shall not disclose, transfer, make available, or use the Information.  ****** ********** shall not disclose the content of this Agreement to any third party.  If ****** ********** receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, ****** ********** will immediately notify the parties to this Agreement.  It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that ****** ********** does not waive its rights to present its position with respect to any such order. ****** ********** will not be required to disobey any court or other judicial tribunal order.  (See Section 7.5 below for notices of requested orders.)

c. The parties acknowledge that Depositor will be irreparably harmed if ****** **********’ obligations under this Section 2.1 are not specifically enforced and that Depositor would not have an adequate at law in the event of an actual or threatened violation by ****** ********** of its obligations.  Therefore, ****** ********** agrees that Depositor shall be entitled to an injunction or any appropriate decree of specific performance for any actual or threatened violations or breaches by ****** **********, its employees or agents, without the necessity of Depositor showing actual damages or that monetary damages would not afford an adequate remedy.

2.2Status Reports.  ****** ********** will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually.  ****** ********** may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3Audit Rights.  During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of ****** ********** pertaining to this Agreement.  Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 – GRANT OF RIGHTS TO ****** **********

3.1Title to Media.  Depositor hereby transfers to ****** ********** the title to the media upon which the proprietary information and materials are written or stored.  However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2Right to Make Copies.  ****** ********** shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement.  ****** ********** shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by ****** ***********  With all deposit materials submitted to ****** **********, Depositor shall provide any and all

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3Right to Transfer Upon Release.  Depositor hereby grants to ****** ********** the right to transfer deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section 4.5.  Except upon such a release or as otherwise provided in this Agreement, ****** ********** shall not transfer the deposit materials.

ARTICLE 4 – RELEASE OF DEPOSIT

4.1Release Conditions.  As used in this Agreement, “Release Conditions” shall mean any condition set forth in the license agreement.

4.2Filing For Release.  If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to ****** ********** written notice of the occurrence of the Release Condition and a request for the release of the deposit materials.  Upon receipt of such notice, ****** ********** shall within **** (*) ******** **** provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3Contrary Instructions.  From the date ****** ********** mails the notice requesting release of the deposit materials, Depositor shall have *** ******** **** to deliver to ****** ********** Contrary Instructions.  “Contrary Instructions” shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured.  Upon receipt of Contrary Instructions, ****** ********** shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail.  Additionally, ****** ********** shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3).  Subject to Section 5.2, ****** ********** will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4Release of Deposit.  If ****** ********** does not receive Contrary Instructions from the Depositor, ****** ********** is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary.  However, ****** ********** is entitled to receive any fees due ****** ********** before making the release.  This Agreement will terminate upon the release of all deposit materials held by ****** **********.

4.5Right to Use Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement.  Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials in accordance with its confidentiality obligations under the license agreement.

ARTICLE 5 – TERM AND TERMINATION

5.1Term of Agreement.  The initial term of this Agreement is for a period of *** ****.  Thereafter, this Agreement shall automatically renew **** ************ unless (a) Depositor and Preferred Beneficiary jointly instruct ****** ********** in writing that the Agreement is terminated; or (b) the Agreement is terminated by ****** ********** for nonpayment in accordance with Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for *** **** with subsequent terms to be adjusted to ***** *** *********** **** ** **** *********.  If the deposit materials are subject to another escrow agreement with ****** *********** ****** ********** reserves the right, after the initial *** **** ****, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2Termination for Nonpayment.  In the event of the nonpayment of fees owed to ****** *********** ****** ********** shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency.  Any such party shall have the right to make the payment to ****** ********** to cure the default.  If

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

the past due payment is not received in full by ****** ********** within *** ***** of the date of such notice then at any time thereafter ****** ********** shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties.  ****** ********** shall have no obligation to take any action under this Agreement so long as any payment due to ****** ********** remains unpaid.

5.3Disposition of Deposit Materials Upon Termination.  Upon termination of this Agreement by joint instruction of Depositor and each Preferred Beneficiary, ****** ********** shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon termination for nonpayment, ****** ********** may, at its sole discretion, destroy the deposit materials or return them to Depositor.  ****** ********** shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with ****** ***********

5.4Survival of Terms Following Termination.  Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.Depositor’s representations (Section 1.5);

b.****** **********’ confidentiality obligations (Section 2.1);

c.The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

d.The obligation to pay ****** ********** any fees and expenses due;

e.The provisions of Article 7; and

f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 – ****** **********’ FEES

6.1

Fee Schedule.  ****** ********** is entitled to be paid its standard fees and expenses applicable to the services provided. ****** ********** shall notify the party responsible for payment of ****** **********’ fees at least ** **** prior to any increase in fees.  For any service not listed on ****** **********’ standard fee schedule, ****** ********** will provide a quote prior to rendering the service, if requested.  ****** **********’ standard fee schedule as of the Effective Date is set forth on Schedule 6.1.

6.2

Payment Terms.  ****** ********** shall not be required to perform any service unless the payment for such service an any outstanding balances owed to ****** ********** are paid in full.  All other fees are due within ** **** of the date of invoice.  If invoiced fees are not paid, ****** ********** may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) ** **** from the date of the invoice.

ARTICLE 7 – LIABILITY, DISPUTES AND LIMITATION OF LIABILITY

7.1

Right to Rely on Instructions.  ****** ********** may act in reliance upon any instruction, instrument, or signature reasonably believed by ****** ********** to be genuine.  ****** ********** may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so.  ****** ********** shall not be responsible for failure to act as a result of causes beyond the reasonable control of ****** **********.

7.2

Indemnification.  ****** ********** shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement.  Provided ****** ********** has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

each agree to indemnify, defend and hold harmless ****** ********** from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities incurred by ****** ********** relating in any way to this escrow arrangement.

7.3

Dispute Resolution.  Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association.  Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in ****** ********* ***.  Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s).  Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4	Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of Nebraska, without regard to its conflict of law provisions.

7.5

Notice of Requested Order.  If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct ****** ********** to take, or refrain from taking any action, that party shall:

a.Give ****** ********** at least *** ******** days prior notice of the hearing;

b.Include in any such order that, as a precondition to ****** **********’ obligation, ****** ********** ** **** ** **** *** *** **** *** **** *** ** **** *** *** ********** ***** ** *** ******** ** ** ******** ******** ** **** *****; and

c.Ensure that ****** ********** not be required to deliver the original (as opposed to a copy) of the deposit materials if ****** ********** may need to retain the original in its possession to fulfill any of its other escrow duties.

7.6

Limitation of Liability.  ****** *** ******* ********** ** ***** ********** ** *** **** ** ****** *********** ***** ** ************ ***** ****** ********** ** ****** *** *** ******** *********** ** ************* ******* (********* **** *******) ******* *** ** **** ********* **** ** ****** ********** *** **** ******** ** *** *********** ** **** *******.  In performing any of its duties hereunder, ****** ********** shall not incur any liability with respect to any action taken or omitted in reliance upon any written notice, request, waiver, consent, receipt or other document which ****** ********** in reasonably good faith believes to be genuine.

ARTICLE 8 – GENERAL PROVISIONS

8.1

Entire Agreement.  This Agreement which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written.  No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by ****** **********, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2

Notices.  All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit D and Acceptance Form.  It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address.  The parties shall have the right to rely on the last known documents and communications may be delivered by First Class mail.

8.3

Severability.  In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4

Successors.  This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.  However, ****** ********** shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless ****** ********** receives clear, authoritative and conclusive written evidence of the change of parties.

IN WITNESS WHEREOF, the parties have executed this Agreement by and through their duly authorized agents as of the Effective Date.

CSG Media, LLC (“Depositor”)	****** *********** *** (“****** **********”)

By: /s/ Kent A. Steffen	By: /s/ Richard Sheffield
Name: Kent A. Steffen	Name: Richard Sheffield
Title: President & GM	Title: Managing Director
Date: December 20, 2012	Date: 12-21-12

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A

MATERIALS TO BE DEPOSITED

Account Number:

Depositor represents to Preferred Beneficiary that deposit materials delivered to ****** ********** shall consist of the following:

CSG Media, LLC (“Depositor”)	****** *********** *** (“****** **********”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit B

Deposit Materials

Please complete this Exhibit B form and enclose a copy with the deposit materials or contact us for details on electronic depositing.

****: ***** *******

****** *********** ***

**** ******** ****** ***** ***

******** **  *****   ***

*************************

**************

Company Name:

****** ********** Account Number:

Product Name & Version:

  Two-Party AgreementUpdate to existing Deposit Account

Please list specific Beneficiaries under the Agreement associated with this product/ update or check here to apply to all Beneficiaries:

Media Description:

QuantityType Description / Label

DVD/CDR

DAT/DDS Tape

Documentation

Other

Deposit Encryption (Please check either “Yes” or “No” below and complete as appropriate)

Is the media or are any of the files encrypted?  Yes or No

If yes, please include any passwords and decryption tools description below.  Please also deposit all necessary encryption software with this deposit.

Encryption tool name____________________________________ Version

Hardware required

Software required

Other required information_____________________________________________________________________

Deposit Prepared by:	Deposit Accepted by (****** **********):
Signed:	Signed:
E-mail:	Name:
Date:	Date:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C

Preferred Beneficiary Addition Form

Depositor Name / Account Number ______________________________________

Preferred Beneficiary #1

Company Name: _____________________________________________________

Contact: ____________________________________________________________

Address: ____________________________________________________________

City, State, Zip: _______________________________________________________

Telephone: __________________________Fax: _____________________________

E-mail: ______________________________________________________________

Applicable Product(s): __________________________________________________

Preferred Beneficiary #2

Company Name: ______________________________________________________

Contact: _____________________________________________________________

Address: ____________________________________________________________

City, State, Zip: _______________________________________________________

Telephone: __________________________Fax: _____________________________

E-mail: ______________________________________________________________

Applicable Product(s): __________________________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Rider C

Registered Preferred Beneficiary / New Deposit Account Addition Form

[Include/Exclude Applicable Provisions]

Whereas, CSG Media, LLC (“Depositor”) and ****** *********** *** (“****** **********”) have entered into an escrow agreement dated December 20, 2012 (the “Agreement”);

[Whereas, pursuant to the Agreement Depositor may add additional beneficiaries to the Agreement and Depositor wishes to add ______ (the “Preferred Beneficiary”) as a named Preferred Beneficiary to the Agreement;]

[Whereas, pursuant to the Agreement Depositor may create additional deposit accounts (an “Additional Deposit Account”) for the purpose of holding additional deposit materials in a separate account which ****** ********** will maintain separately from other deposit accounts and deposit materials under this Agreement. The new account will be referenced by the following name:   _____________________________________ (the “Deposit Account”) and _____(the “Preferred Beneficiary”) is the named Preferred Beneficiary of such Deposit Account and the Agreement .]

Whereas, Depositor, Preferred Beneficiary and ****** ********** wish to modify the terms of the Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Depositor, Preferred Beneficiary and ****** ********** agree as follows:

1.	[Insert modification(s) to Agreement]

2.	Notices and communications to Preferred Beneficiary should be addressed to:

[Insert Contact and Address]

3.	[The deposit account established under the Agreement in favor of Preferred Beneficiary is known as __________.]

4.

Each of Depositor, Preferred Beneficiary and ****** ********** each agree to be bound by all provisions of the Agreement, as specifically modified herein with respect to Preferred Beneficiary’s rights under the Agreement and Depositor’s obligation to Preferred Beneficiary and ****** ********** (and to no other party or account) under such Agreement.

IN WITNESS WHEREOF, the parties have executed this Registered Preferred Beneficiary Addition Form effective as of the last date identified below.

CSG Media, LLC (“Depositor”)	****** *********** ***
Signature: ____________________________	Signature: _____________________________
Name: _______________________________	Name: ________________________________
Title: _________________________________	Title: _________________________________
Date: _________________________________	Date: _________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

_____________________ (“Preferred Beneficiary”)

Signature: ______________________________

Name: _________________________________

Title: __________________________________

Date: _________________________________

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT D

DESIGNATED CONTACT

Notices and communications Should be addressed to:	Invoices should be addressed to1:
*** ****** *** ** ** ****** ******* ***** *** ******** ** *****	*** ****** *** ** ** ****** ******* ***** *** ******** ** *****
Designated Contact:	Designated Contact:
********* **** * **** ** ***** ******* *********: (***) ******** *********: (***) ********	******** ******* **** * **** ** ***** ***** *********: (***) ******** *********: (***) ********
Requests to change the Designated Contact should be given in writing by the Designated Contact or an authorized employee
Contracts, notices and invoice inquiries To ****** ********** should be addressed to:	Deposit Materials inquiries should be addressed to
****: ********* ************** ****** *********** *** **** ******** ****** ***** *** ******** ** ***** *** *********: ************ ***: ************ *****: *************************	****: ***** ******* ****** *********** *** **** ******** ****** ***** *** ******** ** ***** *** *********: ************ ***: ************ *****: *************************

[1]	Unless otherwise provided in a Registered Beneficiary Form.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule 6.1

****** **********’ Standard Fees

(as of Effective Date)

********* *********
******* ****** ***:	$*****
******* ****:	$*****
******* ****:	$*****

****** *** ********:

•	******** ****** * ********* ******** **********
•	************* * ****** ** *********
•	****** ******* ** ****** ******* ********
•	*** ********** ********
•	****** ******* **********
•	************* ** *** *******
•	*** (*) ******* ******* (* *** ***) ** ***** ***** *******

*********** ********** *******____________________________________________

•******** *********** ***	$ ***

****** *** ******** ******* ******* ******* ************* *** *********

**************   ******** *********** ******** *** ******* * *****

**

•********** *********** ***	$ ***

****** *** *** *********** ********* * *********** **** ****** ******

***** ** *** ******** ****** *********.

****** ******* ******* *** ********* *** ******** *********** ***********	**** * *****

********** ******* ******** ****** **** ********; ** ******** *** *********** ****** ******* ****** * *** (*) *** *** ***** ***** ******* *********.	$***

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

Exhibit B

CD Service Order No. 1

** **** **** *******

**** ** ******* ***** *** * (**** “** ******* *****”) ** ******* **** ** *** *** *** (“********”) ** ** *** ** ******** ********* **** (** **** **** ** ******* ** *** ** ********) ******** ** *** ** ********** **** *** ********** ********* *** ** ******** (*** ******** *** *******) ** ***** **** ** ******* ***** ** *********  *** *********** ***** **** *** *** ******* ** **** ** ******* ***** ***** **** *** ******* ******** ** **** ***** ** *** ** ******** ** *** ********** ** **** ****** ** ***********

***

*** ********* ********* *** ******** ** **** ** ******* ***** *** **** * **** ******:

•	******** * – ******* ****** ****** *** ******* ****** ******** ***********
•	******** * – ****

1.0

******* ****** ****** *** ******* ****** *********  (*) ******* ** *** ***** ****** ********** *** ************ ** *** ********* *** **** ** ******* ****** ******** ***** **** *** ***** ** **** *** *** ****** ** ******* ********* *** ******* ****** ****** *** ******* ****** ******** ********** ** ******** * *******  *** **** ** ********** *** ******* ****** ****** *** ******* ****** ******** ********** *** ******** *** ******** ***** **** ** ******* ***** *** ******** ** ** *** ************* ***** ** ****** (“****”) ******** ****** ******* ********** (“** **** **** *******”).

(b) *** ******* *********** **** *** ** **** **** ******* ** ******** ** ** ** *** ** *** ******** *** ********* ******* **** ** ** *** ****** ********** **** (** ******* ** ******* *** *****) **** ** **** **** ******* **** ** ********** *** *** ** ******** *** ********’* (*) *** *********** *** ***** ******** ******** **** ********** *** *** ***® ****** *** (**) ******* *********** *** ***** ******** ******** **** ********** *** ******** ***** ** ***** (“******* (*****) ***********”).  ** ********** **** **** *********** *** ******* *********** **** *** (*) ************** ********** ** **** *** ************* *** (*) *** *** *********** (******* ***** ** *** *** *) *** *** (*) *** ******* (*****) *********** (“*** *** *”).  *** ** *** ** **** **** ******* ** ********** **** *** ***** ******* *********** ** ******** **** ******* ********** *********(*) ** ***** ** *** ******* ******** ******

2.0

** ***** *****  *** ******* **** ** **** ** ******* ***** ***** ******** ** *** ** ******** ********* **** *** ****** *** (*) ***** **** *** ****** ********** **** ** *** ******* ****** ******** ********** ***** **** ** ******* ***** (*** “******* ** ***** ****”).  **** ********** ** *** ******* ** ***** ***** **** ** ******* ***** ***** ************* ***** *** ********** *** (*) **** ******* ********** **** *** ***** *** ********** ** **** ** ******* ***** (**** * “******* ** ***** ****”; *** ******* ** ***** **** *** *** ********** ******* ** ***** ****(*) *** ************ ******** ** ** *** “** ***** ****”), ****** ****** ** *** ** ******** ******** ***

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

***** ***** ** ******* **** ** ****** ** *** ***** **** ** ***** **** ** **** **** ***** (**) **** ***** ** *** ********** ** *** ************ ** ***** *****

3.0

******* ********** ** *****  ** ********** **** ******* ************* ** *** ******* ****** ****** *** *** ** **** **** ******* *** ********’* *** **** *** ************ *** ***** ******* *** ************** ****** *********** ******** *** ***** ******** ** ********** ** **** ******* ********* ** **** *** * **** * ******* ***** ** “********* ********’* ** **** **** ******* *** ***® ******” (*** ******** *** *******) (“*** *** *”), ******** ** *** ** ******** ** ******* **  ******** ********* ***’* ******** ** *** *** ************* ************ (** ******* ** *** *** *), *** ***** ******* ******** **** * ******** **** ** *** *** * ************* ******* ************* ** *** ******* ****** ****** *** *** ** **** **** ******* *** ********’* *** **** ******* (*****) ************ ***** ***** *** ***** ******* *** ************** ****** *********** ******** *** *** ***** ******** ** ******** ****** **** ** *** ********

4.0

******* ***** **** *** ******* ************ *****  *** ******* *********** *** ******* ********* ** *** *** * ********* ** ********* *** *****  *** **** ** ***** *** ** **** **** ******* ** ********* ** *** ******* *********** *** ********’* *** ** ********** ******** ** *** *** * ** ******** ** ** *** “******* ************ ****”*  ** *** ***** *** **** **** *** ** **** **** ******* ** ********* *** *** ** ******** **** *** *********** ** *** ********** *********** * *** *** **** *** ** **** **** ******* ** ********** ** ******** ** *** *** * *** ******* (*****) *********** *** ********* *** *** ** ******** **** ******* (*****) *********** ** *** ********** ************ ******** *** ************ ****** *** ** **** **** ******* ** *** ********** *********** ** **** **** ** ******** ****** ** *** ******* (*** “****** ********** ****”).

5.0

****; *********  ******* ** *** ***** ** **** ** ******* ***** *** ******* *** ** *** ********** ********* *** ******* ************ ***** *** *** ******* ******** *** ******** ****** ** *** *** *** **** ********** ** **** ** ******* ****** ** *********** *** ***** ** ******** * ******* ** ********** **** ******* *** ** *** *********.

6.0

********* ******* *******  *** ******** ** *********** *** ********** ******* ************ ****** ** ********** ** ** ******** * ** *** ** ********* *** ********* ******* ****** ** **** ** ******* ***** *** * ***** ******* ****** **** ***** *** ********** ****** *** (** ******* ** ******* ** ** ******** * ** **** ** ******* *****) *** *** ** **** **** ******* ******* ** ****** (**).  ** ******** *** ********* ******* ****** ***** ** (*) $****** *** ***** *** *** ******* ** ***** **** *** (*) ********** ** ******** *** ****** *** *** **** ******* ** ***** ***** ** *********** ** ****** (**).  ******* ************ ******* **** *** ** ********** ***** *** ****** ********** *****

7.0

******** ** ******** ************  ******* ** *** ********** ** *** ********** ********** ******* ********** ******* **** ** *** ********** *** *** ******** ******** *********** ** ***** ****** ** ******** *** ******** ** ********** ** ** **** ************ *** ******* **** *********** ************ ******** ** **** ** ******* *****.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

8.0

*** ** *** **** “**********”*  *** *** *********** ** *** ******** **** ** ******* ***** **** *** **** “**********” ** **** ** *** **** “********”* ********** **** ******* * ** *** ** ********* *********** (**** *** *** *******) **** *** *** ** **** **** ******* ***** **** ** ******* ***** ***** *** ** ****** * *********** ********* ********** ** ******* **** *** ******** ** *********** ***** *** ********* ** *** *** ******** ***** *** ********* (*) ********** **** *** *** ******** ** ******** ***** **** *** ** **** **** ******* ******** ***** **** ** ******* ***** ****** (*) ********’* ********** **** *** ******* *** ********* ** ********** *********** **** ******* ** *** ******** ** ******** ***** *** **********  ** ********* ***** **** ***** *** *** **** (***** *** ********* ** **** * ** ******** * ** **** ** ******* *****)* *** ************ *** ****** **** ** ***** ******** ** *** *** ****** ***** ** **** *** ************ ** *** ** **** **** ******* ***** **** ** ******* ***** ****** ******** ****** **** ** ******* ** ******* ** *** ******* ** ** ********* ** **** ** ******* *****.

9.0	******** ******* ************ ******* **** ** *** ********* ** ****** ************ ** ********* *** ********* ********** ******* ******* *** ********:

******** ******* *******: ******* ******

(***) ********

*************************

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

Schedule 1 to CD Service Order No. 1

******* ****** ****** *** ******* ****** ********

*** **** ******* *** ******* ****** ********* *** ******* ****** ****** ******** ** ******* **** ******* ****** ********* ********* ** **** ******** *.

*** ******* ****** ********* ************* *** “** **** **** *******”* **** ****** ******** ** ****** *********** (**** *** *********** *** ******* ***********) ** **** **** ********* ***** *** ** **** **** ******** *** ** ******** **** ******** *********** **** ******* ** ********* **** ** *********** *** ********’* ***** ***** **** ******* *** ** **** ************ *** ***** ** *** ***** **** ***** *** *** ** *** *** * *** *** ***** **** ******** ***** **** ** ******* ******

*** ** *********** *** ******** **** *** ** ** **** ************ ***** ** ****** ** *** ********** *** *********** *** *** *** ****** ** ********** **** *** *********.

*** *** ********* ** ****** *** ********** ******** *** ******** ** *** ** **** **** ******* ***** ** ******** ** *** ***** **** ***** *** *** ** *** *** * *** *** ***** **** ******** ***** **** ** ******* ***** *** ** ********** **** *** ******* ********* ****** **** ***** *****

(*** ** ******** *)

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

Schedule 6 to CD Service Order No. 1

****

I.  ********** ***********

“*** *******” ***** *** ********** ******* ** ** *** ********** ***** *** *** *******

“*** **********” ***** ********’* ********* *********** (** ******* ** *** *********).

“** ** **** ***********” ***** * **** ******** ********* *** ********* ** * ********** ******* *** *** ** *** ** **** **** ******** ************ ******* *** ******* ****** *** ********

“******* **** *********** ***********” ***** * **** ******** ********* *** ********* ** * ********** ******* ********’* ***** ***** **** ****** (***** ******* * ******* ***) *** **** ********* ******* *** ** *** ** **** **** ******** ***** ** ***************** ** *** **********’* *********** ** **** **** *********

II.  **** *** ********* **** ***** ** *** ** **** **** *******:

*********** ** ********* ** *******	*********	**** (**** *)
1.*** ** *** ************** **** (**** *)
•*** ***********	*** *******	*****
•******* ***********	*** *******	*****
2. ****** **** (“****** ***” *** *** ********** ******* ************ ****) (***** ***)
•******* ** ***** **** – ******* ******* ************	********	$*******
•**** ******* ** ***** **** – ******* ******* ************	******	$*******
3. ******* ** ** **** ************ (**** *)
•* ** ********* ******* ** ** **** ************ *** ********** ******	*** ******* ** ** **** ***********	$****
•******* **** ********* ******* ** ** **** ************ *** ********** ******	*** ******* ** ** **** ***********	$****
4. ***** *** *** ************ (**** *)	***	***
5. ******* ** (**** *)
•***** ******* **	*******	******** ********** *** ** ***** ****
•**** ********** ******* **	*******	$*****
6. ******* **** *********** *********** ******* *** •*** ******* ***** (**** *)	*******	$******

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

Note 1: *** ** *** ************** ** ** **** **** ******* *** *** *********** **** *** ****** ******** ** ******** ** *** *** *; *** *** *********** *** ************** ** ******* (*****) *********** **** ** ** ********** **** * ******** ****** *** *** * ** ** ******** ** *** ********

Note 2: *** ******* ** ***** **** ******** ** ** ******* ********** ****** ******** *********** ** * ****** ****** ********** ****** (********* *** “******* ******* ************”).  **** ******* ** ***** **** ******** ** * ****** ****** ********** ****** (* “******* ******* ************”; * ******* ******* ************ *** ** ******* ******* ************ ********* ******** ** ** * “******* ************ ****”).  ** **** ******* (*) “******* ********** ******” ***** *** ****** **** ********* ** *** ******* ************ **** *** ******* ** *** **** *** ** *** ******** ***** **** ** *** **** **** ****** (**) ****** ***** *** ****** ********** **** (*** “******* ****”) *** (*) “****** ********** ******” ***** *** ****** **** ********* ** *** ***** *** ***** *** **** ******* **** (*** **** *********** *******) *** ******* ** *** **** *** ** *** ******* ******** ***** *********** ** ******* ********** ****** *** ****** ********** ****** *** **** ********* ******** ** ** * “********** ******”*  *** ****** *** *** *** ******* ** ***** **** ***** ** ******** ** ** *** ******* ************ *****  *** ****** *** *** **** ******* ** ***** ***** ** *********** ***** ** ******** ** ** *** ***** *** ** **** ******* ** ***** *****

Note 3: ** ************* ** *** ****** *** ** ** **** ** ******** *** *** ** **** **** ******* ******** ** *** ***** ** **** ******* ****** ********** ** ** *** ****** ********** **** ******** **** ******* *** ******* ***** ******** (*******) ** ** **** ************ *** ******** ***** ****** *** ********** ********** ******* ********** ** *** ********** ******* ************ *****  ** ******** *** *** ****** ********** **** ** ** * *** ***** **** *** ***** *** ** * ******** ****** ******** **** ******* *** **** *** ******* ***** ******** (*******) ** ** **** ************ *** **** ******* ******

Note 4: ** **** **** *** ******* ***** ******** (*******) ** ** **** ************ *** ********* *** ******** ** * ******** ****** **** ****** ** ** **** ************ (** “******* ** ** **** ***********”) ***** ** ******* ** ** ******* *** (*** “** ** **** ******* ***”).  *** ***** *** ******* **** ******* ******** (*********) ******* ** ** **** ************ ********* ** * ***** ********** ****** *** ******* ** * ** ** **** ******* *** ** $**** *** ******* ** ** **** ************ *** **** ******* ** ** **** *********** ** ****** ** *** ******* **** ******* ******** (*********) ********* ** * ***** ********** ****** ** ******* ** ** ******* ** ** **** *** ** $**** *** ******* ** ** **** ************  *** ****** ** ******* ** ** **** ************ **** ** ******** *** **** ********** ******* **** *** ****** ** ******* ** ** **** *********** “**********” ** **** (*) ** ** *** ******* **** *** **** *********** ********  ** ********** *** ********** ** ** * ***** ******** ***** ***** ******* ******** (*******) ** ** **** ************ *** ********* *** ********* ******** **** ** ******** ** ********* ** ** **** ******* *** ** $***** (******* ***** $****).  ****** ** *** **** ***** ** * ***** ********** ****** **** **** ******* ******** (*******) ** ** **** ************ *** ********* *** ******** *** **** *** *** ******* ***** ******** (*******) ******* ** ** **** ************ ******* ** ********** ** ********* ** *** ******* *** ******* ******** (*********) ******* ** ** **** ************ *** ******** ** **** ********** *******  ********* **** **** ******** ***** ** *** ********** ********** ******* ******** **** ** ******** ** ********* ** ** **** ******* *** ** $***** (******* ***** $**** **** ******* ***** $****).  ** ** *** **** ******** ***** (***** *** ***** ******** ***** ** *** **** ********** ******) *** ******* ***** ******** (*******) ** ** **** ************ *** ********* *** ********* ******** **** ** ******** ** ********* ** ** **** ******* *** ** $***** (******* ***** $****), ** ********’* *********** ** *** ******* **** ******* ******** (*********) ******* ** ** **** ************ ** * ***** ********** ****** “**********” ** **** (*) ** ** *** ******* ****.

Note 5:  ** ******* ** ** **** ************ *** *** *********** *** ******* **** *********** ************ ******** ** **** ** ******* ****** *** *** ******* ******** ** *** *** ****** ********** ** *** “*** *********® *** ***” *** “*** ***** ************ ***”* ***** **** *** ******** ** *** ******** ** *** **********  ** ********** **** *** ********** ** ** ** **** ************ *** ******* **** *********** ************ *** *** *********** ***** **** ** ******* ****** *** ****** **** *** ***** *** ****** ******** *** ***** **** *** ********** ** **** ** ** **** ************* ********* ***** ** ************ *** ****** (***) ********** ** **** ** ** **** ************* **** ***** ********* ***** ***** *** ********** *** **** **** ** ** **** ************ ***** ** ******** **** ***’* ******* *********** ***** *** ********* ** (*) ********’* *** ** ***** ************ *** (*) *** ********** ******** ** ***** ************ ********* (***) *************  ** ** ***** **** *** ******** ** *** *** ****** ** **** *** ** **

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

**** ************ *** ******* *********** *** ** * ******* *** ********* ********* ** ************ *** ****** ** ******* ********** **** ** *** ********** ** ******* ************

Note 6: *** ***** **** ********* ** ******** *** ******* ******* ** ** *** ******* *********** ** ** ********** *** ********** *** ** ***** *****  ******** *** ******* **** *** **** ********* ** ******** *** ** **** ********** ******* **** ***** ********** ******* *** ***** ** **** ********* ** * *** ** $***** *** ******** ***** ******* ****** *** (***** ** “********** ******* ** ****** ***”), ******* ** * ******** ****** ***** ******** (*** ******* ** ** ********* ** **** ** ******* *****). ** ********** *** ******* ** * ******** ****** ***** ******** (*** ******* ** ** ********* ** **** ** ******* *****) ***** ************ ****** *** ********** **** ** ********** ******* ** ****** *** ***** ** ******** ** ******** ********* ** ** *** ***** *** ******** ******** ****** ** **** ********** ******* *** **** *** ***** *****’* *** ***** ********* ** *** ** *********** ***** ** **** ***** *** ** *******

Note 7: ****** *** ******* ** ***** ***** *** **** *** ***** ** **** ** ******* ***** **** *** ** ******* ** ******** ** ******** ** *** ****** ******** ** *** ******* *** ** *** ********* (********** ** ****).  ****** **** ******* ** ***** ** *********** *** **** *** ***** ** **** ** ******* ***** *** ******* ** ******** ** ******** ** *** ****** ******** ** ******* *** ** *** ********* (********** ** ****).

Note 8: ********** ** ** *** ****** ********** ***** * ******* **** *********** *********** ******* *** ** $****** *** **** ***** (**** ** *******) ** **** ******* (*********) ******* **** *********** ************ ********* ** *** *** ******** ** * ******** ***** (* “******* *****”) **** ******  ** ********** *** ********** ** *** ******* ******* **** *********** ************ *** ********* ** *** *** ******** ** * ***** ****** *** **** ******* ******** ** *** ********* ******** ***** *** *** (*) ******* ***** ($******).  ** *** ******* ******* **** *********** ************ *** ********* ** *** *** ******** ** * ***** ****** *** **** ******* ******** ** *** ********* ******** ***** *** *** (*) ******* ****** ($******).  ** *** ****** ********** **** ** ** * *** ***** **** *** ***** *** ** * ******** ****** ******** **** ***** ******* *** **** **** ******* (*********) ******* **** *********** ************ *** **** ******* ***** *** *** **** ******* ******** ***** ** *** ****** ** ******* **** *********** ************ ********* ** *** *** ******** ** **** ***** ** ********** **** *** **********

(*** ** ******** *)

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

Product Code: 490 Oracle Project #: PRO # / Passer #: Billing SPA#: Template #: 1925281

Exhibit C

STATEMENT OF WORK NO. 1 TO

CD SERVICE ORDER NO. 1

This Statement of Work *** * (“***”) ** ******* **** ** *** ******** **** (“***”) *** **** ****** ***** **** (“********” ** “***”) ** ** *** ** ******** ********* **** (** **** **** ** ******* ** *** ** ********), ******** ** *** ** ********** **** (*) *** *** ****** ********** ********** ******* ********* **** *** *** ******** ******** ***** *** **** *** ********* ** ** ***** ** ***** ** ******* (*** “*********”), (**) *** ** ******** (*** ******** *** *******) ** ***** **** *** ** ********* *** (***) ** ******* ***** *** * (*** ******** *** *******) (*** “** ******* *****”), ** ***** **** *** ***** ** ******** *****  *** ***** ** ******* ******* ******* ** *** ******* ******* **** ** * ******* **** *** *** ******* ** **** *** ***** **** *** ******* *** ***** ** *** ** ******* ****** ** ******** ** *** ********** ** **** ****** ** ***********

*****:  ********* ********’* ** **** **** ******* *** ***® ******

**********:  ** ********* *** ** **** **** ******* **** (*) ******* *** *********** ** ******** ** **** **** ********* ******* *** ** **** **** ********* (**) ******* **** *********** ** *** *** **********’* *** ******* ** *** *** ****** *** ***** **** **** ********* ** **** *** **********’* *** ******* *** (***) ***** ********** **** ******** *********** **** ******* ** ********* **** ** *** *********** *** ********’* ***** ***** **** *******

*** ****************:

➢	******* * ******** ** ****** *** ******* *** *** ** * ******* ***** ** ******* *** ********
➢	******* ******* ******* *********** ****** ********** *** ***** **********
➢	****** ******* ********
➢	******* ******** ** ******** ******* ****** ************** *** ************** ***********
➢	******* ** ******* **** **** ******** ** ******** **** ********* *** *** ********* ******* **** *** ****** ************* ******** *** ****** *** ********** ** ********
➢

******* * ******** ********* ******* (*** “********* *******”) **** *** ********** ******** *************** ** ****** ********** ***** ** *** ******** ** **** **** ******** ********’* ******** ************* ******* *** ***** *** ******** ********* **** ********* **** *** ******* ****** ********* ******

➢

** * ****** ** *** ********* ******* *** ***** ** *** *** ***** ********** ** ********** * ** **** **** ******* ** ******** ** ***** **** *** **** (*) ******** ************ ********* ********** ** *** *** ************ ******* ***** (***** * "***** ***")

➢	****** *** ***** **** **** ******** *** *********** **** ******** ** ******* ******* ***** **** ********** **** *** ******* ** *** ********** *** ***** ** **** **W

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

➢	****** ***** *** ******** **** ******** *** ****** ******* ***** **** ** ******** **** ******** ******* ****** *** (**) ******** **** (********* *** ********)
➢

******* *** ******* ** ******** *** ** **** **** ******* ********** ******** (** ******* *****) *** ****** *** ******** ** ****** ******** (**** ******** ** ******* ** ******** (****** ** **********) *** “***** ** **** **** ******* ********** ********”)

➢

******* *** ******* ** ******** * ******** ***** **** ** **** ***** *** (**** ******** ** ******* ** ******** (****** ** **********), **** * “***** ***” **** ******* ** **** ******** ***) ********** **** *** ******* ** *** ********** *** ***** ** **** ***

➢	******* * ******* **** **** *** ********** *** ************
➢	******* * **************** ***** ******** (“****”)-***** **** ****** ****** ******** (“****”) *** (*** “**** ***”) ** ****** ************* *** ******** ** **** ********
➢	******* ******** **** ****** ** *** ******* ******* ** (** ********** ** **** * ** ******** * ** *** ** ******* *****) ** ***** ******** ** ******* ****** **** ******* *** ** **** **** *******
➢	** *** ****** *** ********** ** * ***** **** ******* ******** **** ********** ******* ****** ** *** ******** ************ ******** ** **** *** *** ************** ********* ************ ******
➢	******* ************ *** *** ****** *******
➢	******** ********’* *********** ********** ************ ** *** ***** ****
➢

******* *** (*) “*****************” ******** ******* *** **** ******* *** ******** ********** ********* ********** *** **** ********* ** ********** *** ******* ** ********'* ******** ******** ********* *** **** ** **** ** *** ********** ******* ** *** ********* ****** ** *** ** **** **** *******

➢

******* ********* ******* **** ***’* ******* ************** **** *** ** ** **** (*) ******** **** (********* *** ********) ********* *** **** ******** ******* *** **** *** *********** ********** ** **** ***

➢	**** **** ******* **************** **** *** *** ******* ************** **** ** ********* **** *********** *** ************* ******* **** (“***”) *****
➢

**** **** ******** ** ******* ********’* ******** ************ *** **** ******* ******** **** ************** *** ************* (********* *** “******* ********** ************ ******** ********”) **** ********** *** ** ****** *** ******** *** ********* ** *** ** **** **** ******* *** *** ** ******** **** ******* *****************

➢

** ********* ******** ** *** ** *** ** **** **** ******* ********** ************** ********* ******** ******** *** **** **** *********** ***** ** ******* **** *** ***** ***** *** **** ******* *** **** ******** *** ********* **** *********** ** ******** ****** ******* (**) ******** **** (********* *** ********)

➢

******* * ************* *** *** *********** *** ****** ***** ******* *** **** **** ******* *** *** ***** ******* ****** ** ******* ******* ***************** (“***** ********** ************* ********”).  ***’* **** ****** ** ******** *** ***** ********** ************* ******** ** ******* ** ***** ******* (***) ***** (**** ***** ******** ** ******** ****** ** ****) *** **** ******* ******** ** ******* *** **** ****** ** ***** *** ************* *** ******* ****** ** ***** ******* ****** ******* ** ******** ***** ************ *** **** ******* * ****** ****** ****** ** *** ***** ********** ************* ******** ** ******** *** **** ********* **** ***** (**) **** ********* **** ** ******** **** *** ********* ***** ******* (***) **** *****.

******** ****************:

➢	****** * ******** ******** ** ****** *** ******* *** *** ** * ******* ***** ** ******* *** ***
➢	**** **** ***'* ******* ******* ** ********** ********'* ********** ******* ** **** ***
➢	****** ******* ****** ******** *** ******* ******* **** ***** **********
➢	****** *** ********* *******
➢	******* ************ *** *** ***** **** *** ******* ****** ******** ** *** ***** **** (***** ** ******* **** *** (**) ******* ******* **** ***** ********’* *******) *** **

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

*********** *** ******* ******** ** *** ***** **** ******** ** *** (***** ** ******* **** *** (**) ******* ******* **** ***** ********’* *******)
➢	** *********** ******* *** ******* ******** (***** **********) ** **** ******** ***** *** ****** *** (**) ******* ******* **** ** ***’* ********* ** *** **** ** **** ***** ***
➢	********* **** ******** *********** ************ ********** ** *** ***** **** *** **** **** ******** *********** ******* *** ** **** **** ******* (******* ** ******* *(*) ** *** ** ********)
➢	******* **** ***** *** ******** ******* (***** **** ********) ** **** *** ****** *** ******** ******* ******** ** ******** ***** ***********
➢	********* ******** ********* ** ****** *** “***** *** *******” *******
➢	******** ********'* ****** ******* *** ********* *** ******* ******* ********* *** ******
➢	******* ** ********* ** ***** *** **** ********* ** ** ****** ******* ********* * *** ******* **** ** *** **********’* ******
➢	******* ** *** *** *** ** **** ** ****** ** *** **********’* *** ******* ** *** ***** * ********* **** ******** ** ******
➢	******* ** *** *** ******** ******* ****** *** ****** ***** *** **** *********
➢	******* ********’* ************ *** (“*** ************ ***”) ******** *** ************ ***********
➢

********* ******** ** *** ** *** ** **** **** ******* ********** ************** ********* ******** ***** **** ******* (**) ******* ******* **** ** **** *** ******** **** *** *********** ******** **** *** ***** ****

➢

******* *** *********** ** *** ******* *** ***** ** ******** ***** ********* ** ****** *** ** ******* *** ******* ********** ************ ******** ******** *** ***** ********** ************* ********* *** ** ***** ***** ********** ************ *********** ** ******** *** ** ******* ** *** ***** *** ********** ** *** *********

*** ************:

***** *

➢	******* *** ******* ***** **** *** ***** **** (************* *** “****”) *** **** ** *** *********:
➢	******** *** *** (“*** *** ***”)
➢	******** ***** ************ **** ***** ******** ************ *** *** **** *** (“*** ***** ************ ***”)
➢	*** ************ *** *** (“*** ************ *** ***”)
➢	******** ******** **** *** (“*** ******** **** ***”)
➢	*** ****** *** (“*** ****** ***”)
➢	******* ****** ****** ************************ ***** ******** ********** *** ** **** **** ******* (“** **** **** ******* ********** ********”) *** ***** ** **** **** ******* ********** ********
➢	** **** **** ******* *********** ** ***** *** *** **** ***** ********:
➢

*********** ********* **** *** ** **** **** ******* ** ********’* ********** **** ** ****** *** ******* ****** *** ****** ***** ***** **** *** *********** ** ****** *** *** *** **********’* ********** *** *******

➢	** **** **** ******* *********** ** ***** *** ***** ************ **** ***** ********:
➢	*********** ********* **** *** ** **** **** ******* ** * ******** ********** *** ****** *** ****** ********** *** ***** ************ ** **** ******
➢

*********** ********* **** *** ** **** **** ******* ** * ******** ********** *** ****** ** ****** *** ******* ** ************ **** * ******* **** *********** **** **** ** ****** ******* *** ** **** **** ******* ** *** *** ************ ***.

➢	** **** **** ******* *********** ** ***** *** *************** **** ***** ********:
➢

*********** ********* **** *** ** **** **** ******* ** *** *** ************ *** ******** ** ******* ************ ********* *** **** ********* ******* *** ** **** **** ******* *** **** *** ******* *********** *** *** *********** ********* *** ***

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

************ *** ******** ******* ** ********** **** *** ************** ******** ** *** ***** ****
➢	** **** **** ******* *********** ** ***** *** ******** **** **** ***** ********:
➢	*********** ********* **** *** ** **** **** ******* ** ********’* ********** ******** ******* ******* **** **** ** ****** *** ********* ** **** ********
➢

******* * **** ********* ************** ** ****** * **** ******** **** **** *** ********’* ********** ******** ******* ******** *** ******* *** ******* **** ******** *** ******** *** ****** ******** ******** *** ******* ***** *** ********’* ****

➢	** **** **** ******* *********** ** ***** *** ****** ***
➢	**** ********* *** **** *** *** *** ** **** **** ******** ** ******* ** *** ***** ***** ** *** ******* *********** *** ********** ***********
➢	********* *** ******* ****** ****** ** ******* *** ***** ** *** ** **** **** ******* ********** ******** (“** **** **** ******** *************”)
➢	**** ********* *** ** **** **** ******* *** *********** ** *** *** ****** (*** “** **** **** ******* ********** **************”) *** ******** ***** **** ****** ********** (“*** **** ******”)
➢

*** ***** ******* * ******** *********** ** *** *** ********* ********** ******** ** *** ***** **** (*** “** **** **** ******* ********** ************** ********”) **** ** *** ********* ** *** ******** *********** (** ************ ** *** ***** ****) ** ****** ******** ** ******** *** *** ********* **********

***** ***

➢	******* *** ******* *** ******* ********** ************ ******** ******** *** *** ***** ********** ************* ********

LOCATION: N/A

*********:

•********* ************ ****:	•** *** ********* ****

•********* ******** *****:

•** **** **** ******* ********** ********

•** **** **** ******* *********** ** ********** **** ***** *** ******* ***

•** **** **** ******* ***********  ** ********** **** ***** *** ******** **** ***

•** **** **** ******* ***********  ** ********** **** ***** *** *** ***

•** **** **** ******* ***********  ** ********** **** ***** *** ***** ************ ***

•** **** **** ******* *********** ** ********** **** ***** *** ************ *** ***

•** **** **** ******** *************

•** **** **** ******* ********** ************** ** ********** **** ***** ****

•******* ********** ************ ******** ******** *** *** ***** ********** ************* ********

•** **** **** ******* *********** ** *** **** ******

•****** *** **** •********* *** **** •********* *** **** •********* *** **** •********* *** **** •********* *** **** •********* *** **** •********* *** **** •********* *** **** •******* *** ****

*********** ****** (“*********** ******”):

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

*** ********* ** ****** *** ******** ************ ** *** ** ********** *** ******** ** *** *** ** *** ********** ************ **********  ** ********* *************** **** **** ******** ************ *** *** *** ************* ************ (** ******* *****) *** *** ****** ** *** ************ ** *********** *********** ** ********* **** ******** ************ *** *** *** ************* ************ ********** ************ *********** ** ******** *** *** ******* ** *** ***** *** ********** ** *** **********  *** ********* ** ****** *** ********* ***** *** ******** ***’* ****** ** *** *** ******* *** *** ************* ******** ******* ** *** ***** *** ************ ** ******* * *****.

1.********* ** *** ************* ************

******* ** ********’* ******* ** *** ** ********** **** ********** ** *** *** ************* ************ (** *** ***** ** *** ******* ***** ******** “******* ****”), *** ******* ********** ************ ******** ******** *** ***** ********** ************* ******** (********* *** *** ************* ************”) a** *** ***** ****** *** **** *** ********* ******** ** ******** ********** ******* *********** *** ************ ******** ****** ******* *** **** *** ***** ** *** *** *** ****** ** **** ********* ******** **** (*) *** **** ****** *** ****** ** *** **** ** *** ************ *** ************ ******** ** *** ****** ********* ** **** *** ************* ************; *** (**) *** ****** ****** ** ********* * ************* ************** ************** ********** ************* ************ ********* ***** *** ******** ** ** ********** ******* ** **** ******* ********** ******** ******** *********** *** ****** ********** ***** **** *** *** ************ ******** ** *** ****** ********* ** *** *** ************* ************ (“*** ************* *******”).  ************ *** *** ************* ******* ******* ** ******** ***** *** ** ******* ** ************ ********** *** *** ** ********** ** *** ************ ******** *** ***** ** *** ********* *** ***** ******* *** *********** ** ********** ** *** **********  *** *** ********* ** ****** ******* ** **** *** ** *** ********* ***** ** *** *** ************* ******* (*) ****** ******** *** ****** ***** *** *** ************* ******* ** *** ******** ** ****** ** *** ******** ********** *** ******* ****** ******* *** ****** ** *** ********* ****** ********* ********** ********* *********** ***** ** ********** (********* *************), **** (**** ****** **** *** ****** ****) ** ******* **** *** ********** ** *** *** ************* ************ *** ********** *** ************ ******** ** (*) ********* *** **** ************* ********** ******* ************ ** *** *** ************* ************ ********* *** *** ** ***** *** ********* (“******* *************”) ***** ******* ************** **** **** ******* ******** ******* ********** ************** *** ** *** ****** ******** ** *** ******* ******** ** *** ********** ******** ********* ******* ********* ** *** ***** ** *** ************* ************* ******** **** ** ************ *********** ** ******** ** ***** ********** ** ********* ****** ** *** ** ***************** *********** ****** **** ** ********** ** ********* ***** ** *** ******* ******* ********** ******* *********** ******* ********** ** *********** ** **** *********** *********** ****** ******* **************  ** ********* ******* ** ***’* ********** **** *** ********* ************* *** ** *** ********** **** ***** ** ******** ****** ** *** ******* **************

2.*****  *** ********* ** ****** ******** *** **** *** *** *** ******** ************ ** *** ** *** **** ********* *** ******** ******** *********  *************** **** * *** *** *** ** ****** ** *** ************ ** *********** *********** ** * ****** **** **** ******* *** ********** ************ *********** ** *** ******* *** **** ********** ************ *********** ** ******* ** *** ***** *** ********** ** *** *********.

3.*********  **** *********** ****** ******* ** **** *** ***** ******* *** *********** ****** ********** ** **** ********* ** **** *** *** *********.

******* ****:

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

•

** ********* ******** ** ***** ***: *** ** ********* ******** ** ** ******* ***** **** *** ** * ***** ******** *** ***** ** *** *********** *** **************** (********* ****** ** **** *** ******* ************), ******** ***************** *** ************* ********* *** *********** ****** ****** *******  ** *** ** *** ****** ******** ******** ** ****** * ***** *** ** ********* ******** (****** ******** ** ** ******** ** * ******* ** * ***** ***) *** ** ******* *** ******* * ******** *********** ******** ** ******* *********** *** ********** ** **** **** **** ******* ***** ** ****** * ******* *** * ****** ****** ******* ** ******* ***(*) ** *** **********  ******** ** *********** *** *** ************ ********* ** **** ******** ** *** ** *** ********** ** ****** ** **** *******; ************ ******** *** *** ******** ** *** ***** ** ********* ******** **** ******  *************** *** ********** *** ************ ******** **** ** ******** ** ******** ** ******* (****** **********) ** ******** ******* ** *** ********* ******** ************ *** **** ******* ******** *** ************ ********* ** **** ** * ******* ****** ** ********** **** *** ***** *** ********** ** *** *********.

***** ***** ** ********* ******** *** (******** ***** * *** ***** *** ************): $************ (********* ****** ******) ***** ** *** ********* ********* ******* (** ******* *****).

•

*** **** ******* ******** *** **** ** *** ********** ********* ******* *** ***** ***** ********* ***’* ******** ** *** ******* *********** ** ******** *** ********’* ******** ** **** (****** ** **********) ****** *** ********** “******** ******” ** ******* ** *** **** *********  *** ******** ** *** ********** “******** ******” **** ******* ** *** *********** **** ** ** ******** **** ***** ******** ******** ** **** *********** ****** *** (**) ******* ******* **** ** ***’* ******** ** **** *********** ** ******** *** ** *** **** ** *** ***** *********** (********* *** ** **** **** ******* ********** ************** ********), ******* (**) ******* ******* **** ** ***’* ******** ** **** *********** ** ********.  ** ******** ***** ** ****** *** ** *** ******** **** *** ********** *********** ****** *** ********** “******** ******”, ******** **** ** ****** ** **** “**********” ** *** *********** *** *** *** ******* ******** *** *** ********* ****** ********** ** *** ************  *** ********* ** ****** *** *** *** ******* ******** *** *** ********* ****** *** ***** ******** ******** *** ** * *******(*) **** *** ************* *********** ****** *** ********** “**** *** ******”*  ******** *** *** ***** ** ******** ***** ******* ** ** ****** ***** ** $******* (*** “******** ******”) ***** ********** ** *** ******* ********* *** ********’* ******** ** *** ************ ********* (***** ** **********).  **** ******** ***** ** ******* ** ******** ** ********** **** *** ***** *** ********** ** *** ********** ********* ******** **** *** ******** ****** **** ** *** ****** (**) **** ********* ********** ** *** ******* ********* *** ********’* ******** ** *** ************ ********* ** ******** ******

•

******** ******** ******** ********** ****** *** ************* ***** ****** ** * ****** ******  **** ****** ***** **** ** ****** *** ****** *********** ** * **** *** ********* ***** ******* *** *** *********  ****** ****** **** ** ****** ** *** ** ****** ****.

******* ********* ******* (“********* *******”)

•	***** ** **** **** ******* ********** ********$**********
•	** **** **** ******* *********** ** ***** *** ******* ***$**********
•	** **** **** ******* *********** ** ***** *** ******** **** ***$*********
•	** **** **** ******* *********** ** ***** *** *** ***$*********

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

•	** **** **** ******* *********** ** ***** *** ***** ************ ***$*********
•	** **** **** ******* *********** ** ***** *** ************ *** ***$*********
•	** **** **** ******** *************$**********
•	** **** **** ******* ********** ************** ********$**********
•	******* ********** ************ ******** ******** ***

***** ********** ************* ********$**********

•	*** **** **** ******* *********** ** *** **** ******$**********

*****$************

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

********** *

*** *****

#	*** ****	******* ***********
*	*************	***** * *** ***** *** * ***** ***** *** ** ******* *** ***** *********** ****** ** **** *** ********* ** ********
*	****************	***** * ****** ***** *** ** ***** *** ***** *** ********** ** ******* ******* **************** *********** ****** **********
*	******************	***** ** ***** *** * ********** ******* ***** ***** **** *** ******** *** ******* ******* ********* ** *** *********** ****** ** *** **** *** ********* ** ********
*	***************************	***** ** ***** *** * ***** ***** ** ******* **** ************ ******** ****** ********* ** ****** ** *******
*	**********************	*** ** ******* **** ** ******* **** *** ** ****** (**** *** ******* ** ***** ** ***** **********)
*	************************	*** ** ******* **** ** ******* ***** ******* ****** *** *** *** ***** (**** *** ******* ** ***** ** ***** **********)
*	****************************	*** ** ******* **** ** ******* ******* ** **** ** ******* ********** **** ** ******* **** ******** *******
*	*************************	*** ** ******* **** ** ******* ******* ** **** ** ******* ********** **** ** ******* **** ****** **** ****** ** ******* ** *** ******* *******
**	************************

***** ***** *** *** ******** ***** (** **** **** ******** *** ********’* ***** ***** **** ******) *** **** ****** *** *** *************** ********** *** *********** ** ********* ****** *******  **** *** ***** *** * ***** ********** *** ***** *********** ****** ** ** ******* ** ********** ***** ** *** ***** **** ** ********** ** *** *** ********** ******* *** * ********* ******.

**	*****************

************ **** ******* ** *** ****** (**** ***** ********** ******** ************* ***) *** ****** *** ******** [***] *** ******* ****** *** * *** ** *********  *** ** **** **** ******** *** *** ********** [******* *********** ***** ***] **** ******* *** ******* ** **** ** **** **** ***** *******.

**	**************************	****** ***** ** *** ** **** **** ******** **** ********** ** *********** ** *** ****** ** *** * ****** ** *** *****
**	**************************	****** ***** *** ********’* ***** ***** **** ****** *** ******* ******* *** ****** **** ********** ** *********** ** *** ** **** **** ******** *** *** ** *** ************ ******
**	******************	***** **** ** * ******** ******* ** *** *** ****** ****** ** ******** ******* *** ****** *** *** ** **** **** ********* ** **** **** ******** ******** *** ****** **** *****
**	*********	*** ****** **** ** ******* **** *** ****** **** *** ******** *** ******** ** **** **** ******** **** ******* ****************** **** *** *** *****

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AM

**	******************

****** *** ************ ***** ** *** ** **** **** ******** **** * **** ******** ***** *** ****** ****** *** ******* ** *** ** **** **** ********* ****** *** ************ ***** ** * **** ******** *********** *** ****** *********** **** *** ******* **** ****** (***) * ********’* ***** ***** **** *******  ************ *********** ****** *** ** ******* ****** ** ******* *** *** *********** ** ************ *****.

**	********	**** ****** ******* ******* (***) *** ******** **** *** **** ** **** **** ********
**	******************	****** ******** *********** **** *** ******* ******** **** ** ****** ** ***** ******* ********** ** ******* *******
**	**********

****** * ******** **** **** ******* * ************ ***** ********* ** ***** ***** ****** ** * ********* ** ******* ******* ****** * ************ **********  **** **** *** ** * ********* ** *** ***** **** ***** **** ** ******** ***** ** *** ******* ********

**	********************	****** ******* ******* ******* **

a) ******* ************ ** **** ** ****  ***** **** **** ***** *********** ***** *** ***** ********** ** ***** *** ************ ** **** ***** *** ******* ******** **** *** *********** ** ************ *** *** ****

b) ******* ** "*" *** **** *** ***********
c) ******* ** "*" *** **** *** ***********
**	*********** *********	****** ******* ******* ******* **
a) ******* *********** ****** ** ********** ***** **** *** ************ *** ************ *********** ****** *** ***** **** *** ** ***** ****
b) ******* *** ****** ******* ** ******* (*** ****** ** ** ************ *****) **** ************ *** ** ******* *** ** *******
c) ******* ** ******** ***** **** ****** ******* ****** ***** *** ********** ************ *********
d) ******* ** ************ ****** (************ ************* ********* ******* )
e) ******* ** ******* ****** (************ ************* ********* *******)
f) ******* ** ******* ****** ****** (*******)